Exhibit 10.2

NAAMAN’S CREEK - MASTER LEASE
LEASE OF SPACE IN A SINGLE STORY FLEX BUILDING

ARTICLE              DESCRIPTION

1                    BASIC PROVISIONS
2                    ADDITIONAL RENT
3                    LANDLORD'S  WORK
4                    USE OF THE PROPERTY BY TENANT
5                    REPAIRS AND MAINTENANCE BY TENANT
6                    REPAIRS, MAINTENANCE AND SERVICES BY LANDLORD
7                    COMMON AREAS
8                    INSURANCE AND INDEMNITY
9                    LANDLORD'S RESERVED RIGHTS
10                  FINANCING AND REFINANCING
11                  DESTRUCTION OR CONDEMNATION
12                  DEFAULT BY TENANT AND LANDLORD’S REMEDIES
13                  MISCELLANEOUS PROVISIONS

                      SIGNATURES
                      EXHIBITS
           A.   DEMISED PREMISES
           B.  TENANT’S WORK
      C.  SPECIAL PROVISIONS (OPTION TO RENEW; LANDLORD’S
CONCESSION)
       D.  TENANT ESTOPPEL CERTIFICAT
                  E.  SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

LEASE AGREEMENT

SINGLE STORY FLEX BUILDING

PENNSYLVANIA
DELAWARE COUNTY

THIS LEASE AGREEMENT (“Lease”), is made and entered into as of the
__6th__ day of November, 2009
by and between

WINDSOR AT NAAMAN'S CREEK LP
hereinafter referred to as “Landlord”

AND

LIGHTNING POKER, INC.

a Pennsylvania Corporation
 hereinafter referred to as “Tenant”

STATEMENT OF PURPOSES

Landlord is the owner of Naamans Creek Park, an office, research and development and distribution park located in Boothwyn, Delaware County, Pennsylvania (“Property”). Landlord and Tenant have agreed that Landlord shall lease to Tenant and Tenant shall lease from Landlord certain space located at 23 Creek Circle, Boothwyn, Pennsylvania and have agreed to enter into this Lease to evidence the terms and conditions of the leasing of the space by Landlord to Tenant.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, conditions and agreements herein contained and other good and valuable consideration the receipt and sufficiency of which are mutually acknowledged, Landlord and Tenant hereby agree as follows:

ARTICLE 1
BASIC PROVISIONS

SECTION 1.01 - THE DEMISED PREMISES
Subject in all respects to the terms, conditions, agreements and limitations of this Lease, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the following described space, hereinafter referred to as the “Demised Premises”:

That area indicated as the Demised Premises on Exhibit A attached hereto and incorporated herein by reference, which contains approximately 11,566 rentable square feet, herein referred to as the “Rentable Square Feet”, as measured from the centerlines of all demising and exterior walls, and which is designated as Suite 400.

The Demised Premises are located in the building commonly known as 23 Creek Circle, herein referred to as the “Building”.  The lot on which the Building is located is referred to herein as the “Lot”.

SECTION 1.02 - TERM OF THE LEASE
Subject in all respects to the terms, limitations, conditions and agreements contained herein, the term of this Lease (herein referred to as the “Term”) shall commence on  the date Landlord receives either a new certificate of occupancy, a temporary certificate or the township of Boothwyn approves occupancy of the new space (the “Commencement Date”), and shall terminate at 11:59 p.m., on the last day of the sixty-seventh (67th) full calendar month after the Commencement Date (the “Expiration Date”), unless sooner terminated as provided herein.  Landlord and Tenant specifically acknowledge and agree the Commencement Date shall be conditioned only upon obtaining a new or temporary certificate of occupancy or approved occupancy as described above, however the Commencement Date shall not be delayed or conditioned upon Tenant’s acceptance of Demised Premises, Tenant’s occupancy of Demised Premises or Tenant’s approvals or any approvals, permits or Gaming Authority (as hereinafter defined) requirements.   Landlord and Tenant agree to sign a statement confirming the actual Commencement Date as soon as it is determined (the “Commencement Memorandum”).

SECTION 1.03 - USE OF THE DEMISED PREMISES
Subject to the general limitations of Section 4.01 and to the terms, limitations, conditions and agreements contained herein, Tenant may use the Demised Premises for the following purposes, and for no other purpose whatsoever: general office, light assembly, and warehouse space.

SECTION 1.04 - RENT AND ADJUSTMENTS TO RENT
Each Lease Year (as defined below) during the Term of this Lease, Tenant shall pay rent (“Minimum Annual Rent”) to Landlord in consecutive monthly installments (“Monthly Minimum Rent”) due on the first day of each calendar month, without demand, deduction or setoff, payable to Landlord by U.S. Mail to Windsor Property Management Commercial Lockbox, P.O. Box 403216, Atlanta, GA 30384-3216 or such other address as Landlord may specify in writing, all as shown on the following table (the “Minimum Rent Chart”):

Lease Year*	Minimum Annual Rent	Minimum Monthly Rent	Annual Minimum Rent per Rentable Square Foot
Lease Year 1	$98,311.00	$8,192.58	$8.50
Lease Year 2	$105,481.92	$8,790.16	$9.12
Lease Year 3	$105,481.92	$8,790.16	$9.12
Lease Year 4	$108,142.10	$9,011.84	$9.35
Lease Year 5	$108,142.10	$9,011.84	$9.35
Lease Year 6	$113,578.12 (annualized)	$9,464.84	$9.82

Monthly Minimum Rent for the first full month of the Term is due and payable with the Tenant’s execution of this Lease.  If the Commencement Date is on a day other than the first day of a calendar month, then (i) such initial partial month shall be added to the first Lease Year, and (ii) Tenant shall pay, on or before the Commencement Date, rent to Landlord for the initial partial month (being the period from the Commencement Date through the end of that month), equal to the Monthly Minimum Rent for the first Lease Year, divided by thirty (30) and multiplied by the number of days remaining in the month, beginning with the Commencement Date and ending with the last day of the calendar month in which the Commencement Date occurs.

For the purposes of this Lease, the term “Lease Year” shall mean each consecutive twelve (12) month period during the term of this Lease starting on the Commencement Date except (i) if Commencement Date is not on the first day of the month, the first Lease Year shall include any initial partial month and each subsequent Lease Year shall begin on the anniversary of the first day of the first full month of the Lease Term and  (ii) the last Lease Year may contain less than 12 months.

SECTION 1.05 – RENT ABATEMENT
Notwithstanding anything in Section 1.04 to the contrary, provided that there has been no Event of Default (defined in below),  Tenant’s obligation to pay the Minimum Monthly Rent from the Commencement Date through and including March 25, 2011 (the “Abatement Period”) of the term shall abate.  Nothing herein shall relieve or abate Tenant’s obligation to pay all Additional Rent (defined below) for the Abatement Period.  The entire Monthly Minimum Rent that is abated in accordance with this Section shall become due and payable immediately upon an Event of Default, regardless of when such Event of Default may have occurred.

SECTION 1.06 – SECURITY DEPOSIT
Tenant hereby agrees to pay to Landlord with or prior to the execution of this Lease the sum of: Eight Thousand One Hundred Ninety Two Dollars and Fifty Eight Cents ($8,192.58) (hereinafter referred to as the “Security Deposit”), which sum Landlord shall retain as security for the performance by Tenant of each of its obligations hereunder.  Such Security Deposit shall be held, applied and refunded in the manner and subject to the conditions hereinafter provided (including Section 13.03).

SECTION 1.07 – PAYMENT OF RENTS, LATE PAYMENT, NON-PAID CHECK
The covenant of Tenant to pay rents is and shall be independent of any and all other covenants of this Lease and all rents shall be payable in legal tender of the United States of America for the payment of public or private debts.

In addition to such remedies as may be provided under Article 12, Default by Tenant and Landlord’s Remedies, Landlord shall be entitled to, as further Additional Rent, a (i) late charge of two percent (2%) of any amount due hereunder, if not received within five (5) days of when due, and (ii) charge of two percent (2%) of the amount of any check given by Tenant not paid when first presented to the financial institution on which the check is drawn.  In addition, in the event Tenant fails to pay any amount due hereunder including, but not limited to any Monthly Minimum Rent, Additional Rent, or other monetary payment as and when provided in this Lease (which shall include a failure to pay by reason of the failure to honor any check), within ten (10) days after written notice from Landlord of such delinquency, Tenant shall pay to Landlord, as Additional Rent, interest daily on the unpaid amount at the greater of (i) the annual rate of the prime interest rate from time to time in effect, by CitiBank N.A., New York, New York plus four percent (4%) or (ii) twelve percent (12%) per annum.  If for any reason, the prime interest rate of CitiBank N.A., New York, New York shall be no longer published or otherwise unavailable, then Landlord may choose a substitute prime interest rate which Landlord reasonably believes is comparable to the CitiBank N.A. prime interest rate.  Any payment by Tenant or acceptance by Landlord of a lesser amount than shall be due from Tenant to Landlord shall be treated as a payment on account.  The acceptance by Landlord of a check for a lesser amount with or without an endorsement or statement thereon, or upon any letter accompanying such check, that such lesser amount is payment in full shall be given no effect, and Landlord may accept such check without prejudice to any other rights or remedies which Landlord may have against Tenant.

ARTICLE 2
ADDITIONAL RENT

SECTION 2.01 - SHARE OF DIRECT EXPENSES
The Tenant agrees to pay to Landlord, as Additional Rent, each calendar year, Tenant's proportionate share of any Direct Expenses (as hereinafter defined) incurred by or accrued as an expense of Landlord or its agents on account of the operation or maintenance of the Building and/or Lot and all appurtenances thereto and including a portion of any charges attributable to Common Areas (defined below) and an allocable portion of any and all other charges incurred by or accrued as an expense of Landlord in connection with the operation or maintenance of the Building, Lot and Common Areas; provided, however, that the portion so allocated shall be based upon sound accounting principles adopted by the Landlord for the purpose of making a reasonable allocation.

Tenant's proportionate share of the total of all Direct Expenses allocable to the Building and Lot shall be calculated by dividing the Rentable Square Feet of the Demised Premises stated at Section 1.01 hereof by an amount which is equal to the rentable square feet of the Building and multiplying such quotient by the total Direct Expenses.  It is agreed that the Rentable Square feet of the Building is 59,940 rsf and the Rentable Square feet of the Demised Premises is 11,566 rsf.

Notwithstanding the foregoing, in the event the usage of any utility, equipment or other Direct Expense by Tenant shall be determined by Landlord to be disproportionate to the Rentable Square Feet of the Demised Premises, Landlord reserves the right to make an allocation of such Direct Expense to Tenant based upon actual usage by Tenant, as determined by Landlord in its sole discretion. Tenant agrees to pay such specially allocated amount in the event Landlord so determines such usage is disproportionate and so advises Tenant.

The term “Direct Expense” as used herein, shall include all direct costs of operation and maintenance as determined by Generally Accepted Accounting Principles (“GAAP”), except where this Lease specifically provides that GAAP shall not apply.  Direct Expenses shall include without limitation the following:  building supplies; ad valorem real and personal property taxes and other governmental charges; utility and service charges attributable to Common Areas or paid by Landlord; property, casualty, liability and other insurance premiums; deductibles paid in connection with any such insurance policies; repairs, reserves for major repairs, maintenance and service contracts for the Building, Common Areas and all related mechanical equipment; property management charges; grounds maintenance; security; removal of snow and ice; parking maintenance and striping; landscaping; and all other similar costs and expenses.  Direct Expense shall also include the cost of capital improvements, amortized over their useful life as reasonably determined by Landlord using a market interest rate, which (1) are made for the purpose of reducing Direct Expenses or (2) are required under any laws, rules or regulations or amendments thereto first enacted after the Commencement Date or (3)  are properly considered maintenance and repair  items (such as performing preventative maintenance, repaving the parking lot serving the Building, painting of the common areas within the Building, replacement of carpet in the lobbies and like items).

If the Commonwealth of Pennsylvania or any political subdivision thereof or any governmental or quasi-governmental authority having jurisdiction over the Building and Lot should specifically impose a tax, assessment, charge or fee or specifically increase a then existing tax, assessment, charge or fee, which Landlord shall be required to pay, either by way of substituting for said real estate taxes or assessed against the Building or Lot, or in addition thereto, or impose an income or franchise tax or tax on rents in substitution for a general tax levied against the Building or Lot, or an addition thereto, such taxes, assessments, charges or fees shall be deemed to constitute a real property tax hereunder to the extent said taxes are in substitution therefore or in addition thereto. A copy of tax bills or assessment bills submitted by Landlord to Tenant shall at all times be sufficient evidence of the amount of taxes and/or assessments levied or assessed against the property to which such bill relates. Landlord's reasonable expenditures for attorney's fees, appraiser's fees, consultant's fees and other costs incurred during the Term of this Lease without regard to the tax year involved, in any efforts by Landlord to minimize ad valorem personal and real property taxes, and other governmental charges, which rights are reserved to Landlord, shall be included in the definition of ad valorem real and personal property taxes and other governmental charges for the purposes of this Section.  If Landlord should receive a refund of any such taxes or charges, Tenant will share proportionately in same, after deduction for all of Landlord's expenses in obtaining any such refund. Landlord's and Tenant's obligations under this Section shall survive the expiration of the Term of this Lease.

The term “Direct Expense” shall not include any income tax of Landlord, any depreciation on the Building or any depreciation on equipment therein, interest, any capital expense in accordance with GAAP (except for the amortized costs of such capital expenses included in the definition of Direct Expenses above notwithstanding their classification as capital expenses under GAAP for accounting purposes), or real estate broker's commission for any sale or for securing the execution of any lease.

SECTION 2.02 - ADDITIONAL RENT - CERTAIN TAXES
Tenant shall further pay as Additional Rent any sales or use tax imposed on rents due from Tenant (other than City, State or Federal Income Tax), and to the fullest extent lawful, any tax on rents in lieu of ad valorem taxes on the Building or Lot, even though laws imposing such taxes attempt to require Landlord to pay the same.

SECTION 2.03 - NOTICE
Landlord shall from time to time send to Tenant, in writing, a statement of the amount of Tenant’s share of Direct Expenses and any applicable taxes or rents payable by Tenant under Sections 2.01 and 2.02 hereof.

SECTION 2.04 - PAYMENT IN ADVANCE
Tenant shall pay to Landlord each month, due and collectible at the same time as Monthly Minimum Rent, one twelfth (1/12) of the amounts, if any, reasonably computed by Landlord to be Tenant's anticipated annual charges for Direct Expenses, in anticipation of Direct Expenses due for the then current calendar year and all such monthly payments shall be applied to Tenant's Additional Rent for the then current calendar year.  Direct Expenses for the first full month of the Term shall be due and payable with the Tenant’s execution of the Lease.  If the Term commences on any day other than the first day of a calendar month, then the Tenant shall pay, as Additional Rent, on or before the Commencement Date, a prorata portion of the monthly amount calculated above, equal to such anticipated monthly amount for Direct Expenses the first calendar year, divided by thirty (30) and multiplied by the number of days remaining in the month, beginning with the Commencement Date and ending with the last day of the calendar month in which the Commencement Date occurs. Within one hundred twenty (120) days after the end of each calendar year, Landlord shall give written notice to Tenant specifying the actual Direct Expenses for the prior calendar year and Tenant’s proportionate share of Direct Expenses. Within thirty (30) days from the giving of Landlord’s notice, Tenant shall pay such additional rent shown to be due Landlord, or alternately, Landlord shall adjust Tenant's next rent due if any credit is shown to be due Tenant.  The foregoing provisions providing for adjustment of additional rent due based upon actual Direct Expenses shall survive the expiration or termination of this Lease and Tenant shall remain liable for, or be entitled to, as the case may be, any additional amounts owed by, or credit due to, Tenant after the end of the term of this Lease.

SECTION 2.05 - OTHER CHARGES TO BE TREATED AS RENTS
All charges, costs and sums required to be paid by Tenant to Landlord hereunder other than Minimum Annual Rent, including without limitation the charges, costs and sums set forth in this Article, shall be considered “Additional Rent”, which shall be due and payable as set out herein, or if no time for payment is set, upon demand.   For convenience, Minimum Annual Rent and Additional Rent are sometimes collectively referred to herein as “Rent.”

ARTICLE 3
ACCEPTANCE OF THE PREMISES; TENANT’S WORK

TENANT'S ACCEPTANCE OF PREMISES
Tenant represents to Landlord that it has examined and inspected the Demised Premises and finds them to be as represented by Landlord and satisfactory for Tenant's intended use and hereby agrees to take and accept the Premises “AS IS” (including Tenant’s Work).

SECTION 3.02 - SCOPE OF TENANT’S WORK
In accordance with, and subject to, the provisions of EXHIBIT B, attached hereto and incorporated herein, Landlord agrees to perform certain work on Tenant’s behalf to fit the Premises out per the plan attached hereto as Exhibit B-2 (“Tenant’s Work”).  It is expressly understood and agreed that Landlord's obligation with respect to any construction in or about the Demised Premises shall be limited to the scope of work described as Tenant’s Work in Exhibit B and shall in no event include any work not described on Exhibit B and shall not include the performance, procurement and/or installation of any other work, fixtures or equipment.  At Landlord’s option, all Tenant’s Work shall constitute improvements to the Demised Premises and remain the property of the Landlord upon expiration of the Term of the Lease.

SECTION 3.03 – DELAY ARISING FROM HOLDOVER OF EXISTING TENANT
If all or any part of the Demised Premises is leased to or occupied by another existing tenant (the “Existing Tenant”) as of the date of the execution of this Lease by Tenant, then Tenant acknowledges that Landlord’s delivery of the possession of the Demised Premises to Tenant  and completion of the Tenant’s Work will be delayed if the Existing Tenant holds over after the expiration of the Existing Tenant’s right to occupy the Demised Premises, and Tenant understands, acknowledges and agrees that Landlord shall have no liability to Tenant for damages arising from or in connection with any such delay. In the event of such holdover, Landlord shall use commercially reasonable efforts to remove the Existing Tenant from the Demised Premises.

ARTICLE 4
USE OF THE PROPERTY BY TENANT

SECTION 4.01 - USE GENERALLY
Tenant may use the Demised Premises for the purposes stated in Section 1.03 hereof but for none other without Landlord's prior written consent, provided, however, notwithstanding the generality of the foregoing, in no event shall Tenant make any use of the Demised Premises, the Lot, the Building or the Common Areas which is in violation of any applicable laws, ordinances, statutes, rules or regulations affecting the Demised Premises, the Lot, the Building or the Common Areas, including without limitation general rules and regulations prescribed from time to time by Landlord for the use of the Demised Premises, the Lot, the Building or the Common Areas and restrictions with respect to employee parking in designated employee parking areas as may be developed from time to time by Landlord and delivered to Tenant or posted on the Lot or Building insofar as they might relate to Tenant's use and occupancy of the Demised Premises, nor may Tenant make any use of the Demised Premises not permitted by any present or future lawful restrictive covenants which apply to the Demised Premises, or which is or might constitute a nuisance, or which increases the property, casualty or other insurance premiums (or makes any such insurance unavailable to Landlord or other tenants) on the Lot and Building.

Tenant shall not permit its contractors, agents, employees, guests or invitees to place excessive loads on the parking lots and drives.

Tenant shall not permit its contractors, agents, employees, guests or invitees to place excessive loads on the floors of the Building.   The maximum load shall not exceed Eight Hundred (800) pounds per square foot.

Tenant shall not allow any animals in the Demised Premises, the Lot, the Building, or the Property other than “seeing eye” dogs that are trained for and engaged in the assistance of one or more visually impaired individuals.  Tenant shall not allow any odors, noise, vibration, or dust to emanate from the Demised Premises except for noises typically accompanying a general office use (not taking into consideration Tenant’s specific business or operations), or de minimus odors or dust likely to be encountered in any exterior setting; provided in no event shall Tenant allow any odors, noise, vibration or other substance to emanate from the Demised Premises which is or would be harmful to a person’s health or safety or objectionable or offensive to Landlord or any other tenants in Landlord’s reasonable determination.  Tenant shall not allow cooking in the Demised Premises other than by household type microwave.

SECTION 4.02 HAZARDOUS WASTE AND RELATED MATTERS
Tenant shall not cause or permit any “Hazardous Materials”, as defined below, or any substance for which a license or permit is required by applicable Pennsylvania, federal or local laws, regulations or ordinances to be brought upon, stored, released, disposed, generated or used in or about the Demised Premises or Property by Tenant or its employees, agents, servants, contractors, assigns, representatives, licensees, permitted subtenants, guests, customers, visitors, and/or invitees (collectively “Tenant’s Representatives”), without prior written notice to and the prior written consent of the Landlord, which consent Landlord may withhold in its sole discretion.  Notwithstanding the foregoing, prior notice and Landlord’s consent shall not be required for small amounts of solvents, cleaners, paint, polish, household cleaners and office machine supplies so long as the same are stored, maintained, used and disposed of in compliance with all Environmental Laws, as defined below, and in accordance with manufacturers recommendations.   If Tenant wishes to use, generate, store or dispose of Hazardous Materials in connection with its business, Tenant agrees to deliver to Landlord at least thirty (30) days prior to the date Tenant wishes to start using, generating, storing or disposing of such Hazardous Materials, a list identifying each type of Hazardous Materials to be brought upon, kept, used, stored, handled, generated on, or disposed of from, the Demised Premises. Landlord’s consent to the use, generation or storage of Hazardous Materials shall not be construed as a representation or warranty that such use, generation or storage complies with Environmental Laws, and notwithstanding Landlord’s consent, Tenant shall at all times and in all respects comply with all Environmental Laws.

The term “ Environmental Laws” shall mean all now existing or hereafter enacted or issued statutes, laws, rules, ordinances, orders, permits and regulations of all state, federal, local and other governmental and regulatory authorities, agencies and bodies applicable to the Demised Premises, pertaining to environmental matters or regulating, prohibiting or otherwise having to do with asbestos and all other toxic, radioactive, biologically active or hazardous wastes or materials including, but not limited to, the Federal Clean Air Act, the Federal Water Pollution Control Act, and the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as from time to time amended. As used herein, the term “Hazardous Materials” means and includes any substance, material, waste, pollutant, or contaminant which is biologically active, or listed or defined as hazardous or toxic, or regulated by reason of its impact or potential impact on humans, animals and/or the environment under any Environmental Laws, including, without limitation, mold, asbestos and petroleum, including crude oil or any fraction thereof, natural gas liquids, liquefied natural gas, synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas), or polychlorinated biphenyls.

Tenant shall indemnify, defend (by counsel acceptable to Landlord), protect, and hold harmless Landlord, and each of Landlord’s partners, directors, officers, employees, agents, attorneys, successors, and assigns, for, from and against any and all claims, liabilities, penalties, fines, judgments, forfeitures, losses, including, without limitation, diminution in the value of the Demised Premises or the Property, damages for the loss or restriction of use of rentable or usable space or of any amenity of the Demised Premises or the Building, costs or expenses (including attorney’s fees, consultant fees, and expert fees) for the death of or injury to any person, damage to any property, or any fines, penalties or claims whatsoever, arising from or caused in whole or in part, directly or indirectly, (a) by the presence in, on, under, or about the Demised Premises (to the extent the same were not brought onto the Demised Premises prior to the date of Tenant’s possession of the same), or any discharge or release in or from the Demised Premises of any Hazardous Materials, or Tenant’s use, analysis, storage, transportation, disposal, release, threatened release, discharge, or generation of Hazardous Materials to, in, on, under, about, or from the Demised Premises or the Property, or (b) Tenant’s failure to comply with any Environmental Laws. Tenant’s obligations under this Section shall include, without limitation, and whether foreseeable or unforeseeable, any and all costs incurred in connection with any investigation of site conditions, and any and all costs of any required or necessary repair, cleanup, detoxification, or decontamination of the Demised Premises or the Property, and the preparation and implementation of any closure, remedial action, or other required plans in connection therewith and the reasonable fees and expenses of Landlord’s attorneys, engineers, consultants and other professionals incurred by Landlord in connection with the foregoing. Tenant’s obligations under this Section 4.02 shall survive the expiration or earlier termination of the Term of the Lease. For purposes of this indemnity provision, any acts or omissions of Tenant, or by Tenant’s Representatives or others acting for or on behalf of Tenant (whether or not they are negligent, intentional, willful, or unlawful), shall be strictly attributable to Tenant. As defined in Environmental Laws, Tenant is and shall be deemed to be the “operator” of Tenant’s “facility” and the “owner” of all Hazardous Materials brought on the Demised Premises by Tenant or any of Tenant’s Representatives, and the wastes, by-products, or residues generated, resulting, or produced therefrom.

Landlord and its engineers, technicians, and consultants (collectively the "Auditors") may, from time to time as Landlord deems appropriate, conduct periodic tests and examinations ("Audits") of the Demised Premises and Property to confirm and monitor Tenant's compliance with this Section 4.02.  Such Audits shall be conducted in such a manner as to minimize the interference with Tenant's Permitted Use; however in all cases, the Audits shall be of such nature and scope as shall be reasonably required by then existing technology to confirm Tenant's compliance with this Section 4.02.  Tenant shall fully cooperate with Landlord and its Auditors in the conduct of such Audits.  The cost of such Audits shall be paid by Landlord unless an Audit shall disclose a material failure of Tenant to comply with this Section 4.02, in which case, the cost of such Audit, and the cost of all subsequent Audits made during the Term and within thirty (30) days thereafter (not to exceed two (2) such Audits per calendar year), shall be paid for on demand by Tenant.

For the purposes of Tenant’s obligations under this Section 4.02, the term “Property” shall include the Demised Premises, Building, all Common Areas, the Lot and all other real estate in the Naaman’s Creek Park; all personal property (including that owned by Tenant); and the soil, ground water, and surface water of the Lot and other real estate within the Naaman’s Creek Park.

Failure of Tenant to comply with any provision of this Section 4.02 of the Lease shall be an Event of Default under this Lease.

SECTION 4.03 - PAYMENT FOR UTILITIES FOR DEMISED PREMISES
Tenant shall pay promptly and before any delinquency for nonpayment all charges for utilities  serving the Demised Premises, including without limitation, electricity, gas, and telephone.  In the event that any utilities are not separately metered for Tenant, Tenant shall pay its proper pro-rata portion of such utilities in common with others using such utilities off the same meter as Additional Rent.   On request of Landlord or Tenant, Tenant's use of any particular utility shall be determined by appropriate survey of Tenant's equipment, by monitoring of submeters, or other method fairly evaluating Tenant's use, and after such determination, Tenant's charges for utilities uses surveyed shall be adjusted in accordance with such determinations.  In the event Tenant's use of any utilities on a common meter are irregular or disproportionate, either Landlord or Tenant shall have the option as to future charges to have installed at Tenant’s expense separate meters for the utilities in question.

ARTICLE 5
 REPAIRS AND MAINTENANCE BY TENANT

SECTION 5.01 - REPAIRS AND MAINTENANCE / NO ALTERATIONS
Tenant shall keep and maintain all utilities located in or exclusively serving the Demised Premises in good working order and operating condition and shall maintain an air temperature throughout the Demised Premises of at least 50 degrees Fahrenheit at all times.

Tenant shall maintain, repair, or replace (and so deliver at the end of the Lease Term) each and every part of the Demised Premises, including without limitation, all interior glass, interior doorways and doors, interior walls, interior ceilings, interior floors, plumbing from the point at which it departs from the water or sewer mains, fire protection sprinkler systems from the point at which they depart from the sprinkler main, and all equipment (including but not limited to electrical lines and equipment, HVAC, and sprinkler heads) located within the Demised Premises, all equipment or other items located outside the Demised Premises that serve solely the Demised Premises, (e.g. HVAC equipment located on the roof of the Building). Tenant shall also maintain, repair, or replace (and so deliver at the end of the Lease Term) all equipment in the dock areas serving the Demised Premises (such as Tenant’s electrical services, gas services, etc.) and all equipment serving the dock areas that are part of the Demised Premises (including dock levelers, dock seals and rear canopies, but excluding the standard dock doors that are furnished by Landlord for each dock) in first class repair and condition, and shall make at Tenant's sole cost and expense such replacements, restorations, renewals or repairs, in quality equivalent to the original work replaced, as may be required to so maintain the same, ordinary wear and tear only excepted. Tenant shall comply with all applicable laws with respect to all wires, cables and similar installations appurtenant thereto, including but not limited to, power, telecommunications, security and data cabling installed by Tenant or Tenant’s agents or contractors, whether installed in the Demised Premises or elsewhere in the Building, including, without limitation, the plenums or risers of the Building (collectively “Wires”).  On or before the expiration or earlier termination of this Lease, Tenant shall remove all Wires that are not contained within conduits (“Uncontained Wires”), unless otherwise agreed or instructed by Landlord in writing as set forth in Section 12.03 below.

Tenant shall maintain and care for its personal property and fixtures on the Demised Premises, insure the same and shall neither have nor make any claim against Landlord for any loss or damage to the same. Without limiting the generality of the foregoing, Tenant shall maintain, repair and replace any special equipment or installations or decorative treatments above Landlord’s building standard installed by or at Tenant’s request, including but not limited to any supplemental HVAC for a “server room”, any Tenant installed security system, Tenant’s  equipment, such as photocopiers, computers, telephone systems and fax machines.  Notwithstanding the foregoing, any such improvements or fixtures (such as supplemental HVAC or a security system) added to the Demised Premises are subject to Landlord’s review and prior written consent as set forth in the next paragraph.

Other than as required pursuant to Tenant's obligations to make repairs and maintain the Demised Premises, Tenant shall make no exterior or interior alterations, improvements or additions without Landlord's prior written consent, and in any case, all work performed by Tenant shall be done in a good and workmanlike manner, and so as not to disturb or inconvenience other tenants in the Building or on the Property.  Landlord shall not unreasonably withhold consent to alterations, improvements or additions that do not impact the Building structure or Building systems.  Upon termination or expiration of the Term of this Lease, Tenant shall remove any alterations, improvements and additions to the Demised Premises performed by Tenant, Tenant’s agents and contractors except for such alterations, improvements or additions as Landlord may specifically require, in writing, Tenant to leave and Tenant shall repair any damage caused by such removal, all as set out in Section 12.03 below. Tenant shall not at any time permit any work to be performed on the Demised Premises except by duly licensed contractors or artisans, each of whom must carry general public liability insurance, in such amounts as are reasonably directed by Landlord and under which Landlord is an additional insured, certificates of which shall be furnished to Landlord.  At no time may Tenant or Tenant’s contractors, agents or employees do any work that results in a claim of lien against the Demised Premises or any other property of the Landlord. If such a claim of lien is filed, Tenant shall cause any such lien to be released of record by payment or bonding upon terms acceptable to Landlord within ten (10) days after the filing of the lien.

ARTICLE 6
REPAIRS, MAINTENANCE AND SERVICES BY LANDLORD

SECTION 6.01 - SERVICES TO THE DEMISED PREMISES
Landlord shall, subject to interruptions beyond Landlord’s control and to the scheduling of such services by providers, cause to be furnished to the Demised Premises the following connections: water and sewer connections in common with other tenants, telephone line connections providing access to the local public telephone company, normal electrical connections, and natural gas connections.

SECTION 6.02 - LANDLORD'S REPAIRS
Landlord will maintain the foundations, water mains, sewer mains, sprinkler mains, structural and glass portions of the exterior shell of the Building, including the exterior roof, exterior walls, exterior windows and exterior doors of the Demised Premises, and landscaping and paving on the Common Areas in good order and repair. Notwithstanding the foregoing sentence, Tenant shall pay the costs of any such repairs or replacements caused by the acts of Tenant, its employees, agents, invitees, licensees, or contractors.  Tenant shall immediately report to Landlord any defective condition in or about the Demised Premises known to Tenant, and if such defect is not so reported and such failure results in other damage, Tenant shall be liable for the same. Tenant agrees to give Landlord written notice of the necessity for any repairs required to be made by Landlord, and Landlord shall have a reasonable period of time thereafter to make such repairs. Nothing contained in this Section 6.02 shall be construed to preclude or prevent such repairs from being a part of the Direct Expenses, so long as the repairs are not capital expenses according to Generally Accepted Accounting Principles except as may be specifically allowed by the definition of Direct Expenses.

ARTICLE 7
COMMON AREAS

SECTION 7.01 - DEFINITION OF COMMON AREAS
For purpose of this Lease, the term “Common Areas” shall mean all areas, improvements, space, equipment and special services in, adjacent to, or serving the Building or Lot provided by Landlord for the common or joint use and benefit of tenants, customers, and other invitees, including without limitation any existing or future entrance ways, exits, roads, parking lots, walkways and other common spaces in the Property from time to time designated as Common Areas by Landlord.

SECTION 7.02 - USE OF COMMON AREAS
Provided there is no uncured Event of Default by Tenant under this Lease, Tenant shall be entitled to use, in common with others entitled thereto, so much of the Common Areas as may be designated for common use from time to time by the Landlord, subject, however to the terms and conditions of this Lease and to such rules and regulations for the use thereof as may be proscribed from time to time by Landlord. Tenant acknowledges that Landlord may deny, limit or condition access to or use of certain Common Areas, including, but not limited to, Building plenums and risers, wiring conduits, fire lanes and dock areas.

SECTION 7.03 - CHANGES AND ALTERATIONS OF COMMON AREAS
The Landlord reserves the rights, at any time and from time to time to increase or decrease the size of and to alter the configuration of the Common Areas. In the event of any such change or alteration, Landlord shall not be liable to Tenant therefor, and Tenant shall not be entitled to any compensation or diminution or abatement of Monthly Minimum Rent, nor shall such diminution or alteration of the Common Areas be considered a constructive or actual eviction.

ARTICLE 8
INSURANCE AND INDEMNITY

SECTION 8.01 - INSURANCE ON THE BUILDING AND CERTAIN IMPROVEMENTS
During the Term of this Lease and any extensions or renewals thereof, the Landlord shall maintain property insurance on the Building and on so much of the upfit and additional real and personal property improvements and appurtenances thereto as shall be installed by or at the expense of Landlord and constitute the property of Landlord.  Such insurance shall provide, at a minimum, coverage provided by the Insurance Services Office (“ISO”) cause of loss – special form and coverage against such further and additional perils as Landlord shall from time to time determine in its sole discretion to be appropriate.

The amount of any insurance premiums incurred by or accrued as an expense of Landlord in securing such coverage shall constitute a Direct Expense and the Tenant shall pay its allocable portion of such cost as a part of the Tenant’s share of Direct Expenses.

SECTION 8.02 - TENANT'S COMMERCIAL GENERAL LIABILITY INSURANCE
Tenant shall, at all times during the Term hereof, at its sole cost and expense, procure and maintain in force and effect a valid and enforceable policy or policies of commercial general liability insurance issued by a company or companies from time to time approved by Landlord which companies must be authorized to issue insurance policies in Pennsylvania.  Such policy or policies shall insure against loss, damage or liability for injury to or death of persons and loss or damage to property occurring from any cause whatsoever in, upon or about the Demised Premises including any adjoining sidewalks, passageways, parking areas, driveways and other Common Areas.  Such policies of liability insurance shall name Landlord and its designated property manager as an additional insured and shall be in amounts and afford coverage against perils all as is reasonably required from time to time by Landlord. Coverage shall initially be in the combined single limit amount of at least ONE MILLION DOLLARS ($1,000,000.00) per occurrence and a combined annual aggregate limit of at least THREE MILLION DOLLARS ($3,000,000.00); provided if Tenant has other locations that it owns or leases, the general aggregate limit shall apply on a per location basis and the policy shall include an aggregate limit per location endorsement.

SECTION 8.03 - INSURANCE OF TENANT'S PROPERTY
Tenant hereby acknowledges and agrees that it will secure and maintain insurance upon its fixtures, trade fixtures, personal property and any and all other property of the Tenant or of any third parties which may from time to time be stored or maintained in, on or around the Demised Premises and Building for, at a minimum, perils covered by the ISO cause of loss—special form together with coverage for flood, earthquake and boiler and machinery (if applicable).  Such insurance shall be maintained in such amounts as shall be necessary to cover the replacement cost thereof. Such insurance shall be issued by a company or companies satisfactory to Landlord and authorized to issue insurance policies in Pennsylvania.

SECTION 8.04 – OTHER TENANT INSURANCE
 Tenant shall secure and maintain (i) worker’s compensation insurance insuring against and satisfying Tenant’s obligations and liabilities under the worker’s compensation laws of the state where the Demised Premises are located, including employer’s liability insurance in the limits required by the Commonwealth of Pennsylvania (ii) if Tenant operates owned, hired or non-owned vehicles on the Property, comprehensive automobile liability at a limit of liability not less than $500,000.00 combined bodily injury and property damage per occurrence and (iii) such other insurance as Landlord may reasonably request. All such insurance shall be issued by a company or companies satisfactory to Landlord and authorized to issue insurance policies in Pennsylvania.

SECTION 8.05 - INSURANCE RATING
Tenant will not conduct, or permit to be conducted, any activity, will not place any equipment or materials in or about the Demised Premises, Building, Lot, or Property, and will not take nor allow its contractors, employees, agents, guests or invitees to take any action which will, in any way, violate any requirement of Landlord's insurance policies or which will increase the rate of property, casualty, liability or other insurance on the Demised Premises or on the Building or their operation, or which makes any property, liability or other insurance on the Demised Premises, Building, Lot or Common Areas unavailable to Landlord from companies acceptable to the Landlord.  However, in the event the Tenant shall take any such action then, in addition to and not in limitation of any other rights pursuant to this Lease, the Landlord may require the Tenant, upon demand, to separately pay or reimburse to Landlord the amount of any increased insurance premiums attributable to such action which are in excess of those charged at the Commencement Date, resulting from such activity.

SECTION 8.06 - POLICIES OR CERTIFICATES OF INSURANCE
Tenant will furnish the Landlord prior to the delivery of the Demised Premises to Tenant, and thereafter not fewer than thirty (30) days prior to the expiration date of any expiring policies, certified copies of policies or certificates of insurance bearing notations evidencing the payment of premiums and evidencing the insurance coverage required to be carried by Tenant.  Each policy and certificate shall contain an endorsement or provision requiring not fewer than thirty (30) days written notice to Landlord prior to the cancellation, diminution in the perils insured against or reduction of the amount of coverage of the particular policy in question.

SECTION 8.07 – INSURANCE POLICY REQUIREMENTS
Tenant’s insurance policies required by this Lease shall (i) be primary policies, (ii) provide that any loss shall be payable notwithstanding any gross negligence of Landlord or Tenant which might result in a forfeiture thereunder of such insurance or the amount of proceeds payable; (iii) have no deductible exceeding TEN THOUSAND DOLLARS ($10,000.00) unless specifically approved in writing by Landlord, and (iv) be maintained during the entire Term and any extensions or renewals hereof. Not more frequently than once every three (3) years, Landlord may require the limits of any of the insurance required to be maintained by Tenant hereunder to be increased if in its reasonable judgment (or that of its mortgagee) the coverage is insufficient.  In no event shall the limits of Tenant’s insurance be considered as limiting the liability of Tenant under this Lease.

SECTION 8.08 – WAIVER OF SUBROGATION
All policies of insurance carried or maintained by Tenant shall include a waiver of subrogation of any and all claims against the Landlord.  The Tenant hereby agrees that it will look solely to its insurance policies for recovery of any loss insured or required to be insured by Tenant hereunder and further confirms and agrees that in no event will it make any claim against the Landlord for any loss insured or required to be insured by Tenant hereunder. For the purposes of this waiver of subrogation, Tenant shall be deemed to have waived any claim for amounts that Tenant has self-insured, provided this shall not be considered consent for Tenant to self-insure.

SECTION 8.09 - RELEASE
Landlord hereby releases Tenant, but only to the extent of Landlord's insurance coverage, from any liability for loss or damage caused by fire or any of the other perils included in and covered by Landlord's insurance policies covering the Demised Premises and Building even if the insured peril shall be brought about by the default, negligence or other action of the Tenant, its agents, employees; provided, this release shall be in effect only with respect to an insured loss and only so long as Landlord's policy applicable to such loss shall contain a clause to the effect that this release shall not affect the right of Landlord to recover under such policy.  Landlord does not waive and hereby reserves the right to secure compensation from Tenant for any uninsured loss, any amounts not paid because of deductibles and other amounts not paid for any reason whatsoever.

Tenant hereby releases Landlord and Landlord’s agents and employees, but only to the extent of Tenant's insurance coverage, including any deductible, from any liability for loss or damage caused by fire or any of the other perils included in and covered by Tenant's insurance policies covering any property of Tenant stored at the Demised Premises and Building even if the insured peril shall be brought about by the default, negligence or other action of the Landlord, its agents, employees or any of them; provided, this release shall be in effect only with respect to an insured loss and only so long as Tenant's policy applicable to such loss shall contain a clause to the effect that this release shall not affect the right of Tenant to recover under such policy.

SECTION 8.10 - INDEMNIFICATION
Tenant hereby indemnifies Landlord and Landlord’s agents and employees and agrees to defend and hold the Landlord and Landlord’s agents and employees harmless from any and all claims, causes of action, damages, liabilities, costs, judgments, expenses, and losses, including without limitation reasonable attorneys fees and expenses, occasioned wholly or in part by an act or omission of Tenant, its subtenants, concessionaires, agents, contractors, employees, invitees, or licensees, or any one or more of them, (i) in connection with loss of life, personal injury, or damage to property arising from or out of any occurrence in, upon or at the Demised Premises or (ii) resulting from or arising out of the occupancy or use by Tenant of the Demised Premises, the Lot, the Building, the Common Area or Property or any part thereof, and  (iii) arising out of Tenant’s failure to maintain such insurance as Tenant is required to maintain under this Lease.

SECTION 8.11 - NOTIFICATION
Tenant agrees to give Landlord prompt notice of any accidents or occurrences which are subject to the provisions of this Article 8.

ARTICLE 9
LANDLORD'S RESERVED RIGHTS

SECTION 9.01 - ALTERATIONS AND ADDITIONS TO BUILDINGS AND LOT Landlord hereby reserves the right at any time and from time to time to make alterations or additions to the Building and Lot and to install, maintain, use, repair and replace pipes, ducts, conduits and wires located in the Demised Premises but serving other parts of the Building or Property; provided that such activities undertaken by Landlord do not materially interfere with Tenant's use of the Demised Premises.  Landlord’s right to make such alterations or additions shall include without limitation the rights to build additional stories onto the Building, to construct such parking facilities as may be necessary or desirable, and to comply with applicable laws.

It is understood and agreed that the description of the Demised Premises as set forth in Exhibit A hereof and the location of the Demised Premises in the Building shall be subject to such changes as may be certified by Landlord's architect as necessary for engineering or architectural purposes for the construction of the improvements to be constructed thereon, so long as such changes do not materially change the Demised Premises or adversely affect access to the Demised Premises.  Any such changes so certified shall not invalidate this Lease and the description and location of the Demised Premises shall be deemed to have been expressly modified and amended herein in accordance with such changes.

SECTION 9.02 - RELOCATION OF TENANT

Intentionally Deleted.

SECTION 9.03 - ACCESS TO DEMISED PREMISES
Landlord shall have the right, either itself or through its authorized agents, to enter the Demised Premises at all reasonable times, to examine the same, to show them to prospective tenants for other spaces in the Building or for the Demised Premises, to allow inspection by mortgagees, and to make such repairs, alterations, changes and inspections as Landlord deems necessary.  In case of emergency, Landlord or Landlord's authorized agent may access the Demised Premises at any time without any liability to the Tenant.  Without limiting the foregoing, in the event of an emergency Landlord will use reasonable efforts under the circumstances to contact Tenant in order to obtain access to the Demised Premises; however, nothing herein shall restrict Landlord’s right to forcibly enter the Demised Premises in the event of an emergency, nor shall Landlord be liable to Tenant for any damages arising from such entry.  Tenant, its agents, employees, invitees, and guests, shall have the right of ingress and egress to Common Areas, provided Landlord by reasonable regulation may control such access for the comfort, convenience and protection of all tenants in the Building.

SECTION 9.04 - LANDLORD'S RULES AND REGULATIONS
Landlord reserves the right to establish (and change from time to time) regulations it deems appropriate for the common use and benefit of all tenants, with which regulations Tenant shall comply.

SECTION 9.05 - WINDOW TREATMENTS, SIGNS, AND EXTERIOR APPEARANCE
Tenant may not erect, install, or display any sign, advertising material, or window treatment on any wall or window surface of the Demised Premises visible from the exterior or on the Building, without the prior written consent of the Landlord.  Landlord will not approve any signs, advertising material or window treatments which, in the sole discretion of the Landlord, are detrimental to the external appearance of the Building, Property or the Common Area.  Landlord shall furnish, install, and maintain an individualized Tenant identification sign, built to Landlord's specifications, on the facade of the Building.  Landlord reserves the right, at any time, to change the name by which the Property or the Building is designated.

SECTION 9.06 - LANDLORD'S PERFORMANCE OF TENANT'S OBLIGATIONS
In the event the Tenant shall fail to discharge any duties and obligations hereunder imposed upon Tenant, the Landlord shall have the right, but not the obligation, at Landlord’s sole discretion, to perform such duties or obligations and, in such event, the Landlord and its agents shall be entitled to receive as reimbursement from the Tenant, upon demand, an amount equal to One Hundred Fifteen Percent (115%) of the total of all costs and expenses incurred by Landlord in performing such duties or obligations.  Any such reimbursement and charge shall constitute Additional Rent hereunder.

ARTICLE 10
FINANCING AND REFINANCING

SECTION 10.01 - ESTOPPEL CERTIFICATE
Tenant will furnish to Landlord and/or to the holder or prospective holder of any mortgage or deed of trust from time to time encumbering the Demised Premises, a statement of the status of any matter pertaining to this Lease, including, without limitation, acknowledgment that (or the extent to which) the Lease is in full force and effect, that Landlord is in compliance with its respective obligations thereunder, and that Tenant has no offsets or claims against Landlord.  Tenant agrees to execute and deliver, and to cause any guarantor to execute and deliver, within ten (10) days after Tenant’s receipt thereof, an instrument of estoppel in the form or substantially in the form attached hereto as Exhibit D.   Tenant hereby appoints Landlord as its true and lawful attorney to execute for and on behalf of Tenant the foregoing instrument of estoppel in the event Tenant does not execute and return the same within ten (10) days after its receipt of such instrument.

SECTION 10.02 - SUBORDINATION - ATTORNMENT
This Lease shall be deemed subject and subordinate to any mortgage or deed of trust which may heretofore or hereafter be executed by Landlord encumbering the Demised Premises and to all renewals, modifications or extensions thereof.  The Landlord's interest in this Lease may be assigned as security for any financing now or hereafter obtained by Landlord.  In the event any proceedings are brought for foreclosure of any mortgage or deed of trust on the Demised Premises or for the exercise of any rights pursuant to any mortgage or deed of trust, upon demand, Tenant will attorn to the mortgagee, assignee or purchaser at a foreclosure sale as the case may be and will recognize such assignee, mortgagee or purchaser as Landlord, providing such assignee, mortgagee or purchaser agrees not to disturb Tenant's possession so long as there is no Event of Default by Tenant under the terms of this Lease.  Tenant agrees to execute and deliver to Landlord an Attornment, Subordination and Non-Disturbance Agreement in the form or substantially in the form attached hereto as Exhibit E and incorporated herein by reference, for the purpose of evidencing the Tenant’s agreement to subordinate its interest as a tenant to the deed of trust lien of the holder of any deed of trust encumbering the Building.  In the event that Tenant refuses to or does not respond to Landlord’s written request to execute any documents required by any deed of trust beneficiary, mortgagee, assignee or purchaser as aforesaid within ten calendar days, then Landlord shall, without any further action required on the part of the Tenant, be empowered as Tenant's attorney-in-fact to deliver such documentation.

SECTION 10.03 - CERTAIN CHANGES FOR FINANCING
If Landlord seeks a loan on the Demised Premises, Lot, Building or Property and the proposed mortgagee requires as a condition of making the loan that this Lease be modified, Tenant agrees to enter into such modification agreement providing that the same does not increase the charges or costs to Tenant, does not vary the areas demised, does not change the Term of Tenant's Lease and does not materially increase Tenant's obligations, duties or covenants under this Lease.

ARTICLE 11
DESTRUCTION OR CONDEMNATION

SECTION 11.01 - DESTRUCTION OF PREMISES
If the Demised Premises are totally destroyed by fire or other casualty, Landlord or, so long as such fire or other casualty does not result from the wrongful or negligent act of Tenant, Tenant may by written notice, given not later than thirty (30) days after the date of such total destruction, terminate this Lease, in which event rent paid for the period beyond the date of destruction shall be refunded to Tenant.  If there is not total destruction and Tenant reasonably is required to close operation during repairs, Monthly Minimum Rent and monthly installments of Tenant’s estimated share of Direct Expenses shall abate while so closed, but if Tenant is able to continue its operations during repairs, Monthly Minimum Rent and monthly installments of Tenant’s estimated share of Direct Expenses shall be adjusted and abated in the proportion which the area of unusable leased space in the Demised Premises bears to the total Demised Premises, providing that Landlord shall not in such case have any liability for losses claimed by Tenant.  However, if:  (i) the damages are such that Landlord concludes that restoration cannot be completed within one hundred and fifty (150) days; or (ii) less than ten percent (10%) of the Lease Term remains; or (iii) less than 12 full calendar months remain in the Term; or (iv) insurance carried by Landlord is insufficient to restore the Demised Premises, Landlord may at its option terminate this Lease.  If all or any part of the Demised Premises is damaged by cause due to fault or neglect of Tenant, its agents, employees, invitees, or licensees, there shall be no apportionment or abatement of any rent.  Landlord shall not be required to restore fixtures or improvements made or owned by Tenant or on behalf of Tenant (including Tenant’s Work) or subsequently constructed in the Demised Premises by Landlord as part of the Tenant’s Work or other Lease terms.

SECTION 11.02 - CONDEMNATION
If the whole or more than twenty per cent (20%) of the Demised Premises is taken by any governmental agency or corporation vested with the right of exercise of eminent domain, whether such taking be effected by Court action or by settlement with the agency exercising or threatening to exercise such power and if the property so taken renders the remainder of the Demised Premises unfit for the use thereof by Tenant, then Tenant shall have the option to terminate this Lease, which option must be exercised by notice in writing, received by Landlord within sixty (60) days of such taking.  If the Tenant shall not elect to terminate, or if the taking does not interfere with Tenant's use of the Demised Premises to the extent Tenant does not have an option to terminate, there shall be an adjustment of all rents reflecting on a pro-rata basis any reduction in the Demised Premises.

If the whole of the Demised Premises shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, then the Term of the Lease shall cease and terminate as of the date of title vesting in such public or quasi public entity and all rents shall be paid up to that date and Tenant shall have no claim against Landlord nor the condemning authority for the value of any unexpired Term of this Lease.  In the event of a partial taking or condemnation which is not extensive enough to render the Demised Premises unsuitable for the business of the Tenant, the Landlord shall promptly restore the Demised Premises to a condition comparable to its condition at the time of such condemnation less the portion lost in the taking, and this Lease shall continue in full force and effect with the rents proportionally adjusted.

If the whole, or a substantial part, as determined by Landlord in its sole discretion, of the common parking areas shall be acquired or condemned as aforesaid, then the term of this Lease shall cease and terminate as of the date of title vesting in such public or quasi public entity unless Landlord shall take immediate steps to provide other suitable parking facilities.  In the event that Landlord shall provide such other parking facilities, then this Lease shall continue in full force and effect without any reduction or abatement of rent.

In the event of any condemnation or taking as aforesaid, whether whole or partial, the Tenant shall not be entitled to any part of the award paid for such condemnation and Landlord is to receive the full amount of such award, the Tenant hereby expressly waiving any right or claim to any part thereof. Although all damages in the event of any condemnation are to belong to the Landlord, whether such damages are awarded as compensation for diminution in value of the leasehold or to the fee of the Demised Premises, Tenant shall have the right to claim and recover from the condemning authority, but not from Landlord, such compensation as may be separately awarded or recoverable by Tenant in Tenant's own right on account of any and all damage to Tenant's business by reason of the condemnation and for or on account of any cost or loss to which Tenant might be put in removing Tenant's merchandise, furniture, fixtures, leasehold improvements and equipment, provided such award to Tenant does not reduce the Landlord’s award and is a separate award made by the condemning authority.

ARTICLE 12
DEFAULT BY TENANT AND LANDLORD'S REMEDIES

SECTION 12.01 - EVENTS OF DEFAULT
For purposes of this Lease, the occurrence of any one or more of the following shall constitute an "Event of Default" hereunder:
(a) Tenant fails to pay any Monthly Minimum Rent, Additional Rent or other monetary payments as and when provided in this Lease;
(b) Tenant breaches any other covenant, term, condition, agreement or obligation herein set forth and shall fail to cure such breach within ten (10) days after written notice;
(c) The assignment by Tenant of all or any part of its property for the benefit of creditors;
(d)  The levy or execution, attachment, or taking of property, assets, or the leasehold interest of Tenant by process of law or otherwise in satisfaction of any judgment, debt, or claim;
(e) The filing by Tenant of any petition or action for relief under any creditor's law (including bankruptcy, reorganization, or similar actions), either in state or federal court; or
(f)  The filing against Tenant of any petition or action for relief under any creditor's law (including bankruptcy, reorganization, or similar actions), either in state or federal court; which is not dismissed within sixty (60) days.

Upon the occurrence of any Event of Default, Landlord shall be entitled by written notice to the Tenant to either (i) terminate the Term hereof or (ii) to terminate Tenant's right to possession or occupancy only, without terminating the Term of this Lease.  Unless the Term is specifically terminated by notice in writing, it shall be assumed that the Landlord has elected to terminate possession only, without terminating the Term.

The remedies of terminating the Term and of terminating possession shall be in addition to and not in limitation of any rights otherwise available to the Landlord and the exercise by Landlord of any such rights shall not preclude the exercise of any other rights available to the Landlord under this Lease, or at law or in equity.

SECTION 12.02.1 - LANDLORD'S RIGHTS ON TERMINATION OF TERM OR POSSESSION
Upon any termination of the Term hereof, whether by lapse of time or otherwise, or upon any termination of Tenant's right to possession or occupancy only, without terminating the Term hereof, Tenant shall surrender possession and vacate the Demised Premises and shall deliver possession thereof to the Landlord; and Tenant hereby grants to Landlord full and free license to enter into and upon the Demised Premises in such event and with or without process of law to repossess the Demised Premises and to expel or remove Tenant and any others who may be occupying the Demised Premises and to remove therefrom any and all property, using for such purpose such force as may be necessary without being guilty of or liable for trespass, eviction or forcible entry or detainer and without relinquishing Landlord's right to rent or any other right given to Landlord hereunder or by operation of law.  Landlord is expressly authorized to change the locks to the Demised Premises to prohibit access by Tenant, and thereafter, in Landlord’s sole discretion, to arrange removal of all property of any kind from the Demised Premises. Except as otherwise expressly provided in this Lease, Tenant hereby expressly waives any right to service and demand for payment of rent or for possession of the Demised Premises or to re-enter the Demised Premises, including any and every form of demand and notice prescribed by any statute or any other law.

If Landlord elects to terminate Tenant's right to possession only as above provided, without terminating the Term hereof, Landlord at its option may enter into the Demised Premises, remove Tenant's property and other evidences of tenancy and take and hold possession thereof without such entry and possession terminating the Term hereof and without releasing Tenant from its obligation to pay rents herein reserved for the full Term hereof.  Landlord is expressly authorized to change the locks to the Demised Premises to prohibit access by Tenant, and thereafter, in Landlord’s sole discretion, to arrange removal of all property of any kind from the Demised Premises. Upon and after entry into possession without terminating such obligations, Landlord may, but shall not be obligated to, relet the Demised Premises, or any part for the account of Tenant to any person, firm or corporation for such rent, for such time, and upon such terms as Landlord in its sole discretion shall determine. If any rent collected by Landlord upon any such reletting for Tenant's account is not sufficient to pay monthly the full amount of the rent herein reserved, (including Monthly Minimum Rent, Additional Rent, and other charges), and not theretofore paid by Tenant, together with the costs of any brokerage fees, repairs, alterations, or redecoration necessary for such reletting, Tenant shall pay to Landlord the amount of each deficiency upon demand, and if the rent so collected from such reletting is more than enough to pay the full amount of the rents reserved hereunder and all of the aforementioned costs, Landlord shall be entitled to retain such excess. Notwithstanding any termination of the right to possession without termination of the Term, the Landlord expressly reserves the right, at any time after the termination of possession, to terminate the Term of this Lease by notice of such termination to Tenant.

Landlord agrees to use commercially reasonable efforts to mitigate its damages in the event of Tenant’s Event of Default, but in no event shall Landlord be responsible or liable to Tenant for any failure to relet the Demised Premises or any part thereof, nor for any such failure to collect any rent due upon reletting, nor be obligated to show or lease the Leased Premises prior to showing or leasing other available space in the Building.  Any reletting by Landlord shall not be construed as an election on the part of the Landlord to terminate this Lease unless a notice of such intention is given by Landlord to Tenant.  Notwithstanding any reletting without termination of this Lease, Landlord may at any time thereafter elect to terminate this Lease.

SECTION 12.02.2 - LANDLORD'S ADDITIONAL REMEDIES AND PROVISIONS REGARDING REMEDIES

Without  limiting any other remedies available to Landlord, upon the occurrence of any Event of Default, Landlord at any time thereafter may exercise any one or more of the following remedies:

Right to Collect Rent from Subtenants. If the Premises are at the time of any Event of Default sublet by Tenant to others, Landlord may, as Tenant's agent, collect rents due from any subtenant or other tenant and apply such rents to the Rent and other amounts due hereunder without in any way affecting Tenant's obligations to Landlord.  Such agency, being given for security, is hereby declared to be irrevocable.

Acceleration of Rent.   Landlord may declare all Minimum Annual  Rent and all Additional Rent (the amount of Additional Rent to be based on historical amounts and Landlord's estimates for future amounts) for the entire balance of the Term immediately due and payable, together with all other charges, payments, costs, and expenses payable by Tenant as if such amounts were payable in advance on the date the Event of Default occurred.

Removal of Contents by Landlord.  If Landlord shall remove all persons and property from the Premise as permitted above, Landlord may, at its election, store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant, without service of notice or resort to legal process (all of which Tenant expressly waives) and without being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby.

Right of Distress and Lien; Security Interest.  To the fullest extent permitted by law, Landlord shall have a right of distress for rent and lien on all of Tenant's furniture, fixtures, inventory and equipment in the Premises, including after acquired property and proceeds, to secure Tenant’s obligations under this Lease.  TENANT HEREBY WAIVES ANY RIGHT TO DELIVERY OF ANY NOTICE AND HEARING PRIOR TO THE LANDLORD'S EXERCISE OF ITS RIGHT OF DISTRESS, EITHER PURSUANT TO 68 PA.C.S.A. § 250.302 OR OTHERWISE.

CONFESSION OF JUDGMENTS.

CONFESSION OF JUDGMENT FOR RENT.  TENANT IRREVOCABLY AUTHORIZES AND EMPOWERS THE PROTHONOTARY AND CLERK OR ANY ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR AND CONFESS JUDGMENT AGAINST TENANT FOR SUCH RENT AND OTHER SUMS AS ARE DUE AND/OR MAY BECOME DUE UNDER THIS LEASE, WITHOUT STAY OF EXECUTION AND WITH AN ATTORNEY'S COLLECTION FEE OF FIVE PERCENT (5%) OF THE AMOUNT DUE (BUT NOT LESS THAN $1,000.00), WHICH IS REASONABLE AS AN ATTORNEY'S FEE.  TO THE EXTENT PERMITTED BY LAW, TENANT RELEASES ALL ERRORS IN SUCH PROCEEDINGS.  IF A VERIFIED COPY OF THIS LEASE IS FILED, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL LEASE.  THE AUTHORITY AND POWER TO APPEAR FOR AND CONFESS JUDGMENT AGAINST TENANT SHALL NOT BE EXHAUSTED BY THE INITIAL EXERCISE THEREOF AND MAY BE CONFESSED AS OFTEN AS ANY EVENT OF DEFAULT OCCURS.  SUCH AUTHORITY MAY BE EXERCISED DURING OR AFTER THE EXPIRATION OF THE LEASE TERM AND/OR DURING OR AFTER THE EXPIRATION OF ANY EXTENDED OR RENEWAL TERM.

Initials

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CONFESSION OF JUDGMENT FOR POSSESSION.  TENANT IRREVOCABLY AUTHORIZES AND EMPOWERS THE PROTHONOTARY AND CLERK OR ANY ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR AND CONFESS JUDGMENT AGAINST TENANT FOR POSSESSION OF THE PREMISES, WITHOUT STAY OF EXECUTION.  TO THE EXTENT PERMITTED BY LAW, TENANT RELEASES ALL ERRORS IN SUCH PROCEEDINGS.  IF A VERIFIED COPY OF THIS LEASE IS FILED, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL LEASE.  THE AUTHORITY AND POWER TO APPEAR FOR AND CONFESS JUDGMENT AGAINST TENANT SHALL NOT BE EXHAUSTED BY THE INITIAL EXERCISE THEREOF AND MAY BE CONFESSED AS OFTEN AS ANY EVENT OF DEFAULT OCCURS.  SUCH AUTHORITY MAY BE EXERCISED DURING OR AFTER THE EXPIRATION OF THE TERM AND/OR DURING OR AFTER THE EXPIRATION OF ANY EXTENDED OR RENEWAL TERM.  IF SUCH PROCEEDING IS TERMINATED AND POSSESSION OF THE PREMISES REMAINS IN OR IS RESTORED TO TENANT, LANDLORD SHALL HAVE THE RIGHT FOR THE SAME EVENT OF DEFAULT AND UPON ANY SUBSEQUENT EVENT OR EVENTS OF DEFAULT, OR UPON THE TERMINATION OF THIS LEASE UNDER ANY OF THE TERMS OF THIS LEASE, TO BRING ONE OR MORE FURTHER ACTION OR ACTIONS TO RECOVER POSSESSION OF THE PREMISES AND CONFESS JUDGMENT FOR THE RECOVERY OF POSSESSION OF THE PREMISES AS HEREINABOVE PROVIDED.
Initials

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WAIVER OF RIGHTS.  IN GRANTING THESE WARRANTS OF ATTORNEY TO CONFESS JUDGMENTS AGAINST TENANT, TENANT HEREBY KNOWINGLY, INTENTIONALLY, VOLUNTARILY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS TENANT HAS OR MAY HAVE TO PRIOR NOTICES AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA.

REVIEW WITH COUNSEL.  TENANT HEREBY REPRESENTS THAT IT HAS FULLY REVIEWED THE AFORESAID WARRANTS OF ATTORNEY TO CONFESS JUDGMENTS WITH ITS OWN COUNSEL AND THAT IT UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THESE WARRANTS OF ATTORNEY TO CONFESS JUDGMENTS.

________________________________

By:  _____________________________
Print Name:  ______________________
Title:  ____________________________

Right To Stop Services.  Landlord shall have the right to reduce or stop any service or utility now or hereafter made available to Tenant by Landlord.  No such reduction or stoppage of service or utilities pursuant to this Section shall:(i) impose any liability on Landlord or give rise to any claim for damages against Landlord; (ii) constitute a default by Landlord under this Lease; (iii) entitle Tenant to any abatement or reduction in Rent; or (iv)give rise to a claim in Tenant’s favor that such absence of services constitutes actual or constructive eviction or renders the Premises untenantable.

PROVISIONS CONCERNING REMEDIES.
Rights of Landlord's Successors and Assigns.  Any successor to Landlord and any assignee of Landlord's interest in this Lease shall have the right to confess judgment against Tenant pursuant to the above provisions6 and to exercise all other rights and remedies of Landlord under this Lease.  The foregoing shall apply regardless of whether (a) Landlord's right to confess judgment or exercise such other rights and remedies is expressly referenced or assigned in the instrument of assignment; or (b) the assignment complies with applicable laws relating to the manner or form in which assignments must be executed.  Tenant hereby waives any right to open or strike any judgment or to object to the exercise of any other right or remedy on account of any alleged deficiency in the instrument of assignment or noncompliance of the instrument of assignment with applicable laws.

Waiver  of Landlord and Tenant Act Notices.  If proceedings are commenced by Landlord to recover possession under the Acts of Assembly and Rules of Civil Procedure, upon the expiration or earlier termination of the Term, or for non-payment of Rent or any other reason, Tenant specifically waives the right to the notices required by the Landlord and Tenant Act of 1951, as the same may be amended, and agrees that five (5) days' notice shall be sufficient in all cases.

Injunction.  In the event of breach or threatened breach by Tenant of any provision of this Lease, Landlord shall have the right of injunction in addition to every other right or remedy granted in this Lease or now or hereafter existing at law or in equity or by statute.

Waiver of Redemption.  Tenant expressly waives all rights of redemption granted by or under any present or future law in the event this Lease is terminated, or in the event  Landlord obtains possession of the Premises, or in the event Tenant is evicted or dispossessed for any cause.

Rights Cumulative. No right or remedy granted to Landlord in this Lease is intended to be exclusive of any other right or remedy granted in this Lease or available at law or equity or by statute, but each shall be cumulative and in addition to every other right or remedy granted in this Lease or now or hereafter existing at law or in equity or by statute.

Expenses.  In the event that Landlord commences suit for repossession of the Premises, or recovery of Rent or any other amount due under this Lease, or because of the breach of any other covenant of Tenant in this Lease, Tenant shall pay Landlord all expenses incurred in connection with such suit, including reasonable attorneys' fees.

Waiver of Breach.  No waiver by Landlord of any breach by Tenant of any obligations, agreements or covenants in this Lease shall be a waiver of any subsequent breach or of any obligation, agreement or covenant, nor shall any forbearance by Landlord to seek a remedy for any breach by Tenant be a waiver of any rights and remedies with respect to such or any subsequent breach.

SECTION 12.03 – SURRENDER OF DEMISED PREMISES
Upon termination or expiration of the Term of this Lease, the termination of Tenant’s right to possession, or the vacation of the Demised Premises by Tenant, Tenant shall restore the Demised Premises at Tenant's sole expense to the same condition and configuration as existed at the Commencement Date, ordinary wear and tear only excepted, leaving the Demised Premises broom-clean; provided, however, that Landlord may elect to require Tenant to leave all or any (i) fixtures other than Tenant’s trade fixtures (“Fixtures”), and (ii) alterations, improvements or additions performed by Tenant, Tenant’s agents or contractors (“Alterations”).  At least thirty (30) days prior to the termination or expiration of this Lease or Tenant’s vacation of the Demised Premises, Tenant shall submit to Landlord a plan or other reasonable description of the current type, quantity, points of commencement and termination, and routes of the Wires to allow Landlord to determine if Landlord desires to retain same. Upon the expiration or earlier termination of the Lease, Tenant shall, at Tenant’s cost remove all Uncontained Wires except for Uncontained Wires which Landlord notifies in writing that Landlord wishes to remain, and Tenant shall restore the Demised Premises or Building, as the case may be, to their condition existing prior to the installation of such Uncontained Wires, ordinary wear and tear excepted. Wires within conduits and Uncontained Wires that Landlord has notified Tenant that Landlord is retaining are sometimes referred to herein as “Retained Wires”. As to any Fixtures, Alterations and Retained Wires which Landlord notifies Tenant that Landlord is retaining, Tenant covenants that (i) immediately prior to the transfer of Tenant’s interest in such Fixtures, Alterations or Retained Wires to Landlord, Tenant shall be the sole owner of such Fixtures, Alterations and Retained Wires with the sole right to surrender the same, and such Fixtures, Alterations and Retained Wires shall be free of all liens and encumbrances, (ii) all retained Fixtures, Alterations and Retained Wires shall be left in good condition and in working order, and (iii) all Retained Wires shall remain connected and be properly labeled and capped or sealed at each end and in each telecommunications/electrical closet and junction box, and in safe condition.  Upon termination of this Lease or Tenant’s right to possession, Landlord shall have the right to reenter and resume possession of the Demised Premises. Tenant’s obligations under this Section 12.03 shall survive the expiration or earlier termination of the Lease.

Tenant may remove its trade fixtures provided that the same may be removed without adversely affecting or injuring the Demised Premises, the Building or the Lot and that Tenant, at Tenant’s sole cost, repair any damage done by such removal.

Upon termination or expiration of the Term of this Lease, the termination of Tenant’s right to possession, or the vacation of the Demised Premises by Tenant, Tenant shall immediately return to Landlord all keys to all or any portion of the Demised Premises or Property furnished to or otherwise procured by Tenant. Tenant, at Tenant’s sole expense, shall remove all security systems, if any, installed by or for Tenant or by Tenant’s agents or contractors and shall repair any damage to the Demised Premises caused by such removal, unless Landlord agrees in writing that such security system can remain.

If Tenant does not remove its property of every kind and description from the Premises prior to the expiration or termination of the Lease, or Tenant’s right to possession, however ended, or the vacation of the Demised Premises by Tenant, then, Tenant at Landlord’s election to be evidenced by written notice to Tenant within 30 days after the termination of the Term, but not otherwise shall be conclusively presumed to have conveyed the same to Landlord under this Lease as a bill of sale without further payment or credit by Landlord to Tenant and Landlord may remove the same and Tenant shall pay the cost of such removal to Landlord upon demand. In the event Landlord does not so elect to compel conveyance of such property, Landlord may dispose of such property in any manner whatsoever to the fullest extent permitted by law, including, without limitation, the sale, scrapping, and/or destruction thereof without further obligation to Tenant and Tenant shall pay to Landlord, promptly on demand, the reasonable expenses of such disposal. Tenant’s obligation to observe or perform this covenant shall survive the expiration or other termination of the term of this Lease.

SECTION 12.04 – HOLDING OVER
In the event Tenant shall fail to leave the Demised Premises upon expiration or termination of this Lease without Landlord’s prior written consent, then Tenant shall be a tenant-at-will and Landlord, in addition to all other remedies available to it hereunder, shall have the right to receive monthly, as rents for all the time Tenant shall so retain possession of the Demised Premises, or any part thereof, an amount equal to One hundred Twenty-Five Percent (125%) of the Monthly Minimum Rent and Additional Rent due and payable during the last full calendar month of the Term (but giving no effect to any abatement of rent) as applied to such period.

If Tenant remains in possession of the Demised Premises after the end of the Term or any renewal or extension thereof and with Landlord's express prior written consent but without a new lease reduced to writing and duly executed, Tenant shall be deemed to be occupying the Demised Premises as a tenant from month-to-month only, but otherwise subject to all the covenants, conditions, and agreements of this Lease. However, if Landlord and Tenant have not entered into a new lease, or extended the Term of this Lease in writing, within 60 days after the Expiration Date, then Monthly Minimum Rent shall thereupon increase to an amount equal to One Hundred Twenty-Five Percent (125%) of the Monthly Minimum Rent due and payable during the last full calendar month of the Term (but giving no effect to any abatement of rent).  Landlord and Tenant shall have no obligation to negotiate a new lease or an extension of the Term of this Lease and in the event either party, by notice to the other, discontinues such negotiations, the provisions of the first paragraph of this Section 12.04 shall thereupon apply.

ARTICLE 13
MISCELLANEOUS PROVISIONS

SECTION 13.01 – REGULATORY MATTERS
Tenant represents that it is licensed by or otherwise subject to the authority of various governments and governmental bodies, administrative and other agencies and authorities of any kind with the power to approve rights in respect of the manufacture, distribution, marketing and sale or use of gaming machines; gaming, wagering, lotteries or similar activities; or its business activities (a “Gaming Authority”).  Landlord will cooperate with and provide Tenant with commercially reasonable documentation, information and assurances regarding itself, officers, principal employees, brokers or agents as may be lawfully required by any Gaming Authority with respect to the Landlord as lessor under this Lease and Tenant’s licensure.  In the event Gaming Authority requests confidential information of the Landlord, Landlord will provide such requested information directly to the Gaming Authority on a timely basis.  Landlord will notify Tenant in writing that the requested information has been provided to the Gaming Authority.

SECTION 13.02 - ASSIGNMENT OF LEASE - SUBLEASE
Tenant may not assign or encumber this Lease, and may not sublet any part or all of the Demised Premises without the written consent of Landlord.  Any assignment or sublease to which Landlord may consent (one consent not being any basis to contend that Landlord should consent to a further assignment or subletting) shall not relieve Tenant of any of its obligations hereunder.  In the event of a request for assignment or sublease, Tenant shall reimburse Landlord for all of its expenses in connection therewith, including legal expenses.  A transfer of a controlling interest in Tenant shall be deemed an assignment of this Lease. In no event shall this Lease be assignable by operation of any law, and Tenant's rights hereunder may not become, and shall not be listed by Tenant as an asset under any bankruptcy, insolvency, or reorganization proceedings. Tenant is not, may not become, and shall never represent itself to be an agent of Landlord, and Tenant expressly recognizes that Landlord's title is paramount, and that it can do nothing to affect or impair Landlord's title.  Landlord’s consent to assignment or subleasing shall be conditioned upon no further assignment of the Lease or subleasing of the Demised Premises, without Landlord’s consent, which Landlord may grant or withhold in its sole discretion. Notwithstanding anything to the contrary contained in this Section 13.01, provided Tenant is not in default hereunder, Tenant may assign this Lease or sublet the Demised Premises without Landlord’s consent (provided that Tenant shall provide written notice thereof to the Landlord) to: (a) any entity resulting from a merger or consolidation to which Tenant is a party; or (b) any entity which purchases all or substantially all of Tenant’s assets or business; or (c) any affiliate or parent company of Tenant; provided the same remains an affiliate or parent company of Tenant and the permitted use hereunder remains unchanged.  Tenant shall not be released from any of its obligations hereunder by any such assignment or subletting.

SECTION 13.03 - QUIET ENJOYMENT
If Tenant promptly and punctually complies with each of its obligations hereunder, it shall peacefully have and enjoy the possession of the Demised Premises during the Term hereof, providing that no action of Landlord in work in other space in the Building, on other areas of the Lot or Property, or in repairing or restoring the Demised Premises, shall be deemed a breach of this covenant, or give Tenant any right to modify this Lease either as to Term, rent payable, or other obligations to perform.  However, Landlord shall not be responsible or liable to Tenant for injury or damage resulting from acts or omissions of persons occupying property adjacent to the Demised Premises or any part of the Building in which the Demised Premises are a part, or for injury or damage resulting to Tenant or its property from bursting, stoppage or leaking of water, gas, sewer, sprinkler or steam pipes, except to the extent such loss or damage arises from the willful misconduct of Landlord.

SECTION 13.04 - SECURITY DEPOSIT
Landlord shall retain the Security Deposit as additional security for the performance by Tenant of each of its obligations hereunder.  If Tenant fails at any time to perform its obligations, Landlord may at its option apply said deposit or so much thereof as is required, to cure Tenant's failure to perform, but if prior to the termination of this Lease, Landlord depletes said deposit in whole or in part, Tenant shall immediately restore the amount so used by Landlord, the obligation to so restore to be regarded as an obligation to pay Additional Rent.  This deposit shall not bear interest, and unless the Landlord uses the same to cure an Event of Default of Tenant, or to restore the Demised Premises to the condition that Tenant is required to leave them at the conclusion of the Term, Landlord shall, within thirty (30) days of the termination of the Lease, refund to Tenant, so much of the deposit as it continues to hold.  If Landlord transfers its interest in the Demised Premises during the Term, Landlord may assign the Security Deposit to the transferee and thereafter shall have no further liability for the return of such Security Deposit.

SECTION 13.05 - NOTICES
Any notices which Landlord or Tenant is required or desires to give to the other shall be deemed sufficiently given or rendered if, in writing, delivered personally, sent by certified or registered mail, postage prepaid, or deposited with a nationally recognized overnight courier service for overnight delivery to the address listed after the respective signatures on the last page of this Lease.

Any notice given herein shall be deemed delivered when delivered personally, when the return receipt therefore is signed or refusal to accept the mailing by the addressee is noted thereon by the postal authorities or by the overnight delivery company, as applicable.

SECTION 13.06 - LIABILITY OF LANDLORD
In the event Landlord shall fail to perform any covenant, term or condition of this Lease upon Landlord's part to be performed, Tenant covenants and agrees to look solely to Landlord's estate and interest in the Demised Premises and the Lot on which the Demised Premises are located for any recovery of money judgment from Landlord from and after the date of this Lease.  In no event is Landlord, its officers or employees or an individual member, shareholder, general or limited partner of Landlord, or any successor in interest thereof, ever to be personally liable for any such judgment.

SECTION 13.07 - SALE BY LANDLORD
The Landlord may at any time assign or transfer its interest as Landlord or may sell or transfer its interest in all or part of the Property of which the Demised Premises is a part without affecting any obligations of Tenant hereunder.  The term Landlord as used in this Lease so far as the covenants and obligations on the part of the Landlord are concerned, shall be limited to mean and include only the owner or owners of the Demised Premises at the time in question and in the event of any transfer or conveyance of the Landlord's title to such property, other than by an assignment for security only, the grantee shall automatically be substituted and the grantor shall automatically be released from any and all liability arising with respect to the performance of any covenants or obligations after the effective date of any such sale.

SECTION 13.08 - BROKERAGE
Tenant warrants that it has had no dealings with any broker or agent in connection with this Lease, other than with Jackson Cross Partners, LLC and The Flynn Company, and covenants to pay, hold harmless and indemnify Landlord from and against, any and all cost, expense or liability for any compensation, commissions and charges claimed by any other broker or agent with respect to this Lease or the negotiation thereof.

SECTION 13.09 – PARKING
Tenant shall be entitled to 20 parking spaces, but Landlord shall have no obligation to specially designate or mark such spaces.

SECTION 13.10 - ROOF AND WALLS
Landlord shall have the exclusive right to use all or any part of the roof of the Building for any purpose; to erect other structures over all of any part of the Building; and to erect in connection with the construction thereof temporary scaffolds and other aids to construction on the exterior of the Demised Premises, provided that access to the Demised Premises shall not be denied.

SECTION 13.11 - SPECIAL PROVISIONS - EXHIBIT C
Notwithstanding any contrary provisions hereof, the provisions, if any contained within Exhibit C constitute special provisions and agreements of the parties which shall supersede any provisions of this Lease which are inconsistent with the provisions stated within Exhibit C.

SECTION 13.12 - GENERAL RULES FOR INTERPRETING THIS LEASE Headings of paragraphs are for convenience only and shall not be considered in construing the meaning of the contents of such paragraph.

The acceptance of rentals and other payments by Landlord for any period or periods after an Event of Default shall not be deemed a waiver of any rights on the part of the Landlord, including without limitation the right to terminate this Lease for any Event of Default.  No waiver by Landlord of any of the terms or conditions of this Lease shall be construed as a waiver by Landlord of any subsequent Event of Default.

The invalidity of any provision of this Lease shall not have any effect on the balance hereof.

Should Landlord or Tenant institute any legal proceedings against the other for breach of any provision herein contained, and prevail in such action, the non-prevailing party shall in addition be liable for the reasonable costs and expenses of the prevailing party, including its reasonable attorney's fees.

This Lease shall be binding upon the respective parties hereto, and upon their heirs, executors, successors and assigns.

This Lease is executed with the express intent and understanding that it shall supersede any and all prior discussions and or agreements between the parties hereto, it being understood and agreed that the Lease contains the entire understanding and agreement concerning the lease of the Demised Premises described herein.

Changes and amendments to this Lease shall be in writing signed by the party affected by such change or amendment.

This Lease may not be recorded without Landlord's prior written consent, but Tenant agrees on request of Landlord to execute a memorandum hereof for recording purposes.

The singular shall include the plural, and the masculine or neuter includes the other.

This Lease shall be construed under the laws of the Commonwealth of Pennsylvania.

SECTION 13.13 - LANDLORD'S SECURITY INTEREST
Upon an Event of Default, in addition to any lien for rent available to the Landlord, the Landlord shall have, and the Tenant hereby grants to the Landlord, a continuing security interest securing all rent and other sums of money becoming due hereunder from the Tenant, upon all of the Tenant's accounts receivable, inventory, equipment and all other personal property located on the Demised Premises (“Collateral”), none of which may be removed from the Demised Premises without the Landlord's express, written consent so long as any rent or other such sums from time to time owed to the Landlord hereunder remain unpaid or another uncured Event of Default has occurred.

Provided Tenant is not in default of this Lease, Landlord agrees to subordinate its security interest in the Collateral to the lien of purchase money lenders and any institution providing financing, subject to such lenders’ agreement to remove the Collateral prior to the expiration or earlier termination of the Term, to repair any damaged caused thereby to the Demised Premises, and other commercially reasonable terms and provisions.

Subject to the aforesaid subordination, on the occurrence of an Event or Default, the Landlord shall have, in addition to any other remedies provided herein or by law, all of the rights and remedies afforded to secured parties under the provisions of the Uniform Commercial Code, as codified in Pennsylvania (hereinafter referred to as the “Code”), including by way of example rather than of limitation (a) the right to sell the Tenant's said property at public or private sale upon ten (10) days' notice to the Tenant, and (b) the right to take possession of such property without resort to judicial process in accordance with the Code.  The Tenant shall, on its receipt of a written request therefore from the Landlord, execute such financing statements and other instruments as are necessary or desirable, in the Landlord's judgment, to perfect such security interest.  Landlord may file on Tenant’s behalf financing statements and amendments thereto in such form as may be reasonably acceptable to Landlord to cover collateral described in this Lease and proceeds thereof.

SECTION 13.14 – WAIVER OF JURY TRIAL. TENANT HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT’S USE OR OCCUPANCY OF THE PREMISES, OR ANY CLAIM OF INJURY OR DAMAGE, OR ANY OTHER REMEDY WITH RESPECT THERETO.

 [ SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease in duplicate originals, all as of the day and year first above written.

LANDLORD:

WINDSOR AT NAAMAN’S CREEK LP,

BY:          Naaman’s GP II, LLC                                           ,
Its Sole General Partner

BY:           /s/Rich G. Sullivan_________

Name:  Richard G. Sullivan

Its:Vice President

          ADDRESS FOR LANDLORD FOR NOTICES UNDER LEASE:

          Windsor at Naaman’s Creek LP
           c/o GID Investment Advisors
           125 High St Boston MA 02110
          ATTN:  Rich Sullivan

SOLELY WITH RESPECT TO NOTICE OF DEFAULT AND
RELATED NOTICES, WITH A COPY TO:

GENERAL COUNSEL
GID Investment Advisors LLC
High Street Tower
125 High Street, 27th floor
Boston, MA 02110

 ****************************************************************
TENANT:

LIGHTNING POKER, INC.

                                                                                                BY:_/s/ Robert D. Ciunci

Name:  Robert D. Ciunci

Its: CFO

          ADDRESS FOR TENANT FOR NOTICES UNDER THIS LEASE:
          ________________________________________
          ________________________________________
          ________________________________________
(IF NONE SPECIFIED, THE ADDRESS OF THE DEMISED
PREMISES SHALL BE THE ADDRESS FOR ALL NOTICES.)

SOLELY WITH RESPECT TO NOTICE OF DEFAULT AND
RELATED NOTICES, WITH A COPY TO:

Chief Financial Officer
__________________
__________________

EXHIBIT A - DEMISED PREMISES

Exhibit A is a drawing showing the Demised Premises and its location within the Building.

_______ Initials

_______ Initials

EXHIBIT B - DESCRIPTION OF TENANT’S WORK

1.           Tenant’s Work.   Landlord agrees to perform on behalf of Tenant the Tenant’s Work, described herein, subject to the provisions of this Exhibit B.

2.           Plans; Performance of Tenant’s Work.
a.           Within 30 days after the full execution of this Lease, Landlord shall prepare and provide Tenant with plans and specifications for Tenant’s Work (“Initial Plans”) together with Landlord’s estimated budget with respect to the Tenant’s Work (“Initial Budget”).  Within five (5) business days after receipt of the Initial Plans, Tenant shall advise Landlord of its approval or disapproval of the Initial Plans and Initial Budget and, in the event it disapproves, the specific reasons for such disapproval (“Tenant’s Response”).  Tenant shall not unreasonably withhold, condition of delay its approval.  Landlord and Tenant shall cooperate in good faith to resolve any disputes regarding Tenant’s Response, and within five (5) business days after achieving such resolution, Landlord shall deliver the Initial Plans and Initial Budget amended in conformity with such resolution (as amended, respectively, the “Final Plans” and “Final Budget”).
b.           Landlord shall cause the Tenant’s Work to be performed in accordance with the Final Plans and in a good and workman like manner.  All Tenant’s Work shall constitute improvement to the Demised Premises and shall remain at the expiration or early termination of the Term of this Lease unless otherwise required by Landlord.
c.           Tenant shall take all reasonable precautions to avoid interfering with or delaying the prosecution of the Tenant’s Work.
d.           The Landlord shall use commercially reasonable efforts to commence and complete the Tenant Work in timely manner.  In no event, however, shall Landlord be required to incur overtime or additional pay or to have its contractors work outside of normal business hours during the normal work week.   Under no circumstances shall Landlord be liable to Tenant for any damages including, but not limited to direct, indirect, and consequential or incidental damages, which may be caused by any delay in commencing or completing its construction of the Tenant Work.  Without limitation, the parties agree and understand that the completion of Tenant’s Work may be delayed for reasons beyond the Landlord's control, including Tenant-caused delays and those reasons commonly known as Force Majeure, such as acts of God, any weather that delays construction, strike, lockouts or other industrial disturbances, acts of the public enemy, orders of any kind of the Government of the United States or of any state or any civil or military authority, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, hurricanes, storms, floods, washouts, droughts, arrest, restraining of government and people, civil disturbances, explosions, partial or entire failure of utilities, shortage of labor, material supplies, transportation, or any other similar or different cause not reasonably in the control of the Landlord.

3.           Reimbursement for Tenant’s Work.
a.           Tenant shall reimburse Landlord, as Additional Rent,  all costs for the Tenant’s Work, including, without limitation, all “hard” and “soft” costs (such as, by way of example, design, engineering, and architectural fees and charges), together with a four percent (4%) construction management fee (collectively, “TI Costs”).
b.           Landlord, Tenant, and Tenant’s attorney (“Escrow Agent”) shall enter into the escrow agreement attached hereto as Exhibit B-3 (“Escrow Agreement”).  Within five (5) days after the date on which this Lease has been executed by Tenant,  Tenant shall deposit in escrow with Escrow Agent the sum of Eighty Three Thousand Four Hundred Dollars ($83,400.00) (“Initial Deposit”) to be held in accordance with the Escrow Agreement.  Landlord shall have no obligation to commence or complete the Tenant’s Work if Tenant fails to timely pay the Initial Deposit into escrow.  Further, for so long as Tenant fails make the Initial Deposit, the rent abatement described in Section 1.05 of the Lease shall be suspended and Tenant shall be obligated to pay Minimum Monthly Rent as otherwise required by the Lease.
c.            Landlord shall have the right to apply the Initial Deposit to TI Costs as, and when, they are incurred, upon submission of a Reimbursement Request, as defined in the Escrow Agreement, to the Escrow Agent.  Landlord shall have no obligation to continue or complete the Tenant Work if at any time it is not timely paid for any Reimbursement Request and, further, the rent abatement described in Section 1.05 of the Lease shall be suspended in the event any Reimbursement Request is not timely paid.

d.           In the event the actual TI Costs are less than the amount of the Initial Deposit, Landlord shall authorize Escrow Agent to release such excess to Tenant.
e.           In the event the actual TI Costs are more than the Initial Deposit, Tenant shall pay the difference (“Excess Costs”) directly to Landlord within five (5) business days after receipt of the Landlord’s invoice for the same, which shall include reasonable documentation evidencing the Excess Costs.  In the event Tenant fails to timely pay the Excess Costs,  Landlord shall have the right (without limiting any other right or remedy of Landlord) to suspend the rent abatement described in Section 1.05 of the Lease, in which event Tenant shall be obligated to pay Minimum Monthly Rent as otherwise required by the Lease.

4.           Completion Memorandum.  Upon completion of the Tenant’s Work the parties shall sign a statement confirming the completion of Tenant’s Work (the “Completion Memorandum”).

 _______ Initials

 _______ Initials

EXHIBIT B – 2  DEPICTION OF TENANT’S WORK

Attached:

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EXHIBIT B – 3  ESCROW AGREEMENT
ESCROW AGREEMENT

Premises:                      Suite 400, 23 Circle Creek, Boothwyn PA

Landlord:                      Windsor at Naaman’s Creek LP

Tenant”                         Lightning Poker, Inc.

Escrow
  Agent:                         ___________________________

Escrowed
  Sum:                              $83,400.00

Date:                               ___________________________

THIS ESCROW AGREEMENT (the "Agreement") made on the above date by and among Landlord, Tenant, and Escrow Agent.

W I T N E S S E T H:

Tenant and Landlord are parties to an Lease dated of even date herewith for the Premises identified above (the "Lease").  In accordance with the Lease, Landlord will perform certain Tenant Work (as defined in the Lease) on behalf of the Tenant,  provided, inter alia, Tenant deposit the Escrow Sum (called “Initial Deposit” in the Lease) with Escrow Agent in accordance with this Agreement, and, further, that Landlord be reimbursed for the cost of  Tenant’s Work in accordance with the Lease and this Agreement.

NOW, THEREFORE, for and in consideration of the mutual covenants set forth in this Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

1.           Deposit; Investment.  Within five (5) days after its execution of the Lease, Tenant shall deposit the Escrow Sum, in good and available funds, with Escrow Agent to be held by Escrow Agent in accordance with this Agreement.   Escrow Agent shall notify Landlord in writing when the Escrow Sum has been so deposited.  Escrow Agent shall hold the Escrow Sum in a segregated, federally insured interest-bearing savings account with _________________ Bank.  The Term “Escrow Sum” shall include any and all interest earned thereon.

2.           Disbursement.
a.           At any time,  and from time to time,  during and after the prosecution of the Tenant Work, Landlord may submit a Reimbursement Request (defined below) to Escrow Agent.  Landlord shall provide a copy of each Reimbursement Request to Tenant.
b.           Within five (5) business days after receipt of each Reimbursement Request, Escrow Agent shall pay to Landlord the sum requested therein.
c.           In no event shall Escrow Agent disburse the Escrow Sum, or any part thereof, to Tenant or any other person or entity, without Landlord’s prior written consent, which consent shall be within Landlord’s sole discretion.
d.           A “Reimbursement Request” is Landlord’s written demand for reimbursement of the TI Cost (defined in the Lease) incurred by Landlord (including Landlord’s management fee) at or prior to the submission of such request, together with reasonable supporting documentation.

3.           Disputes.  In the event of any dispute between Tenant and Landlord with respect to the Escrow Sum, Escrow Agent shall retain the Escrow Sum in escrow until the dispute is resolved.  Notwithstanding the foregoing, if Escrow Agent believes that the resolution of the dispute is unlikely without legal action, Escrow Agent may, following thirty (30) days' notice to Tenant and Landlord, institute an action for interpleader or other appropriate proceeding in a court of competent jurisdiction and pay the Escrow Sum into the court in which such proceeding is pending.

4.           Release.  The duties of Escrow Agent are only as specifically provided in this Agreement and are purely ministerial in nature.  Escrow Agent shall incur no liability under this Agreement so long as Escrow Agent has acted in good faith.  Landlord and Tenant each release Escrow Agent from liability for any act done or omitted to be done by Escrow Agent in good faith in the performance of its duties hereunder.  The foregoing release shall not apply to liability for any loss resulting from the gross negligence or willful misconduct of Escrow Agent.

5.           Resignation.  Escrow Agent may resign at will and be discharged from its duties and obligations under this Agreement by giving notice in writing of such resignation specifying a date when such resignation shall take effect; provided, however, that (a) prior to such resignation a substitute escrow agent is approved in writing by Landlord and Tenant, which approval shall not be unreasonably withheld or delayed, or (b) Escrow Agent shall pay the Escrow Sum into a court of competent jurisdiction.  After such resignation, Escrow Agent shall have no further duties under this Agreement.

6.           Tax Reporting.  The name, address and social security number/tax identification number of the party for which interest shall be reported to the Internal Revenue Service is: Lightning Poker, Inc.

7.           Successors and Assigns.  This Agreement shall be binding upon and shall benefit the parties hereto and their successors and assigns.

8.           Notices.  Any notices required or permitted to be given under this Agreement shall be given in writing and shall be delivered by (a) hand delivery, (b) commercial overnight courier that guarantees next day delivery and provides a receipt, or (c) legible facsimile followed by hard copy delivered in accordance with preceding subsections (a) or (b)), and such notices shall be addressed as follows:

If to Landlord:
Windsor at Naaman’s Creek LP
c/o  GID Investment Advisers LLC
125 High Street
Boston, MA 02110
Rich Sullivan, Vice President

If to Tenant:
___________________________
___________________________
___________________________
___________________________
Facsimile No.: ________________

If to Escrow Agent:
___________________________
___________________________
___________________________
___________________________
Facsimile No.: ________________

or to such other address as any party may from time to time specify in writing to the other parties.  Any notice shall be effective only upon receipt (or refusal by the intended recipient to accept delivery).  Notice given by facsimile shall be effective upon receipt of such facsimile (subject to the requirement that hard copy be sent concurrently in accordance with this Section). Any notice which is received on a Saturday, Sunday or a legal holiday, or after 5:00 p.m. prevailing local time at the place of receipt, shall be deemed received on the next business day.

9.           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals the day and year first above written.

TENANT: Lightning Poker, Inc.                                                                LANDLORD:  Windsor at Naaman’s Creek LP

By:  ____________________________                                                                           By:  _______________________________
Name:  __________________________                                                                           Name:  _____________________________
Title:  ___________________________                                                                           Title:  ______________________________

ESCROW AGENT:

By:  _______________________________
Name:  _____________________________
Title:  ______________________________

EXHIBIT C - SPECIAL PROVISIONS
In the event the Landlord and Tenant agree to any special provisions, the special provisions shall be listed on this Exhibit C.

1.           OPTION TO RENEW.    Tenant is hereby granted the option to renew the Lease for one (1) renewal term (the “Renewal Term”) of three (3) Lease Years, subject to the terms of this Article 14.  In the event that Tenant desires to renew the Lease it shall give written notice to Landlord of its intention to renew the Lease at least nine (9) months prior to the Expiration Date, time being of the essence.  Tenant’s renewal notice shall be irrevocable and must be unconditional.  All of the terms and conditions of this Lease shall remain in effect during the Renewal Term, except that the Minimum Annual Rent payable during the first Lease Year of the Renewal Term, and each Lease Year thereafter, shall be an amount equal to the Market Rental (defined below) for the Demised Premises as of the first day of first such Lease Year (provided, however, that Minimum Annual Rent will not decrease).  Tenant shall not have the right to exercise the option to renew with respect to less than all of the Demised Premises.  Tenant shall have no option to renew the Lease beyond the expiration of the Renewal Term.  Tenant shall continue to pay Tenant’s Proportionate Share of Direct Expenses during the Renewal Term.

Market Rental for the Premises shall be the rental rate (including annual and other periodic escalations) at which tenants could lease comparable flex space as of the commencement of the first day of the Renewal Term located in buildings that are comparable in age, location, quality of construction, services and amenities to the Building.  Market Rental shall be determined with respect to the first Lease Year of the Renewal Term and shall include annual escalations for each Lease Year of the Renewal Term thereafter.  Within thirty (30) days after receiving Tenant’s notice electing to renew the Lease for a Renewal Term, Landlord shall inform Tenant of Landlord’s determination of the Market Rental for the Demised Premises.  If Tenant agrees with Landlord’s determination of the Market Rental for the Demised Premises, Tenant shall notify Landlord within thirty (30) days after Tenant’s receipt of Landlord’s notification.  If Tenant disagrees with Landlord’s determination of the Market Rental for the Demised Premises, Tenant shall notify Landlord in writing within thirty (30) days after Tenant’s receipt of Landlord’s notification, setting forth Tenant’s determination of the Market Rental for the Demised Premises.  If Landlord fails to accept Tenant’s determination of Market Rental within fifteen (15) days after receipt (failure to so accept being deemed a rejection of Tenant’s determination) and a compromise Market Rental cannot be negotiated by the parties within thirty (30) days of Tenant submitting its determination of Market Rental, then Landlord and Tenant shall together, within fifteen (15) days thereafter, select an independent commercial real estate broker with at least seven (7) years of experience brokering commercial office lease transactions in Delaware County, who shall be mutually satisfactory to Landlord and Tenant, and who shall, within fifteen (15) days after being selected, pick either Landlord’s determination or Tenant’s determination as the Market Rental for the Premises. Such selection shall be the final determination of the Market Rental and shall be binding on both parties. All costs and expenses of the broker shall be paid by the party whose determination of Market Rental was not selected by the broker.

It shall be a condition of the exercise of the renewal option set forth in this Article that at the time of the exercise of the option, Tenant shall not be in default under the Lease beyond any applicable notice and cure period.  In no event shall the Minimum Annual Rent during the Renewal Period be less than the Minimum Annual Rent in effect on the last day of the month in which the Lease term expires.  The renewal right granted to Tenant under this Article 14 is personal to Tenant.  The renewal right shall not be exercisable or valid in the event that the Demised Premises have been sublet.

2.           LANDLORD’S CONCESSION. Landlord agrees to reimburse Tenant on account of the cost of Tenant’s moving furniture, files, and equipment from its current location to the Demised Premises, in the amount and manner hereinafter provided, the amount of such reimbursement being referred to herein as “Tenant’s Allowance.”

A.           Amount of Allowance.  Tenant’s Allowance shall be the lesser of Seven Thousand Five Hundred Dollars ($7,500.00) or the actual, reasonable, out-of-pocket expenses incurred by Tenant in moving furniture, files, and equipment from its current location to the Demised Premises, as evidenced by paid invoices and other reasonable documentation (“Evidentiary Documentation” )

B.           Payment of Allowance. Provided Tenant has not breached any term, covenant or representation contained in this Lease, Landlord shall pay Tenant’s Allowance within thirty (30) days after receipt of (i) Tenant’s demand therefore, which demand must be accompanied with the Evidentiary Documentation, and (ii) such additional documentation as Landlord may reasonable require.  In lieu of paying the Tenant’s Allowance to Tenant, Landlord, it its sole discretion, may elect to credit the Tenant’s Allowance against Rent.

C.           Abatement of Tenant Allowance.  In the event Tenant fails to submit to Landlord the Evidentiary Documentation and other documentation referred to in Section 2(B) above within two (2) years after the date herein, Landlord’s obligation to pay the Tenant’s Allowance shall be null and void.

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EXHIBIT D - TENANT ESTOPPEL CERTIFICATE

TO:
RE:	Property Address: _____________________________________________
Current Lease Date ____________________________________________
Between ____________________________________________________
and ________________________________________________________
Suite No. ____ Square Footage _____("Demised Premises")

Ladies and Gentlemen:

The undersigned is the Tenant under the above-referenced Lease (said Lease, together with any and all amendments thereto, hereinafter the "Lease").  The undersigned, acknowledging that __________________ will rely on the representations and agreements below in granting a loan to the Landlord, repayment of which shall be secured by, inter alia, a mortgage upon the property of which the Demised Premises are a part, hereby acknowledges, certifies and represents to ______________________ that:

1)           A true, accurate and complete copy of the Lease is attached hereto.  The Lease represents the entire understanding between Landlord and Tenant with respect to the leasing of the Demised Premises.

2)           There is no prepaid rent, except $_________ and rent paid for the remainder of the current month of the Term of the Lease.  The amount of the Security Deposit is $________.

3)           Rent was last paid on ___________, and has been paid through _____________.  [We took possession of the Demised Premises on ___________________.  We commenced to pay rent on _______________________.

4)           The current Term of the Lease terminates on ______________________ and we have the following renewal option(s): _____________________________________________.  We have no right to acquire or purchase the Demised Premises, or any portion of the above-referenced property or interest therein.

5)           All work to be performed for us under the Lease has been performed as required and has been accepted by us, except ______________________________________________.

6)           The Lease is in full force and effect, and, to our knowledge, without investigation or inquiry, Landlord is not in default under the Lease.  We have no offsets or claims against Landlord, whether against rental and/or other charges payable by us under the Lease, except ______________________________________________.

        7)           The undersigned has received no notice of a prior sale, transfer, assignment, hypothecation or pledge of the Lease or of the rent received herein that is in effect on the date hereof except (i) as security for any financing obtained by Landlord, or (ii) ________________.

8)           The Demised Premises are being used only for the purpose as described in the Lease.

If we are a corporation, the undersigned is a duly appointed officer of the corporation signing this certificate and is the incumbent in the office indicated under his/her name.  In any event, the undersigned individual is duly authorized to execute this certificate.

Executed this ____ day of _______________, 20__.

[NAME OF TENANT]
By:_____________________________
Name: __________________________
Title:___________________________
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[Insert recording block here, if needed.]

SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT

THIS SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT (“Agreement”) is made and entered into as of the ________ day of _______________, 200_, by and among (i) the affiliate of AEGON USA Realty Advisors, Inc. that has executed the Agreement below as lender (“Lender”), (ii) ______________________, a _________________ [corporation] (“Landlord”), and ___________________________, a _________________ [corporation] (“Tenant”).

BACKGROUND

WHEREAS, by a certain lease between Landlord and Tenant dated as of __________________ (together with all amendments, options, extensions and renewals, the “Lease”), Landlord has demised to Tenant the Demised Premises (as defined under the Lease); and

WHEREAS, Lender intends to fund a commercial mortgage loan (the “Loan”) to Landlord secured by a mortgage, deed of trust or other security instrument (the “Mortgage”) that encumbers or shall encumber the Demised Premises; and

WHEREAS, as a condition of the Loan’s funding, Landlord will assign its interest in the Lease to Lender as part of Lender’s security; and

WHEREAS, Tenant’s execution and delivery of this Agreement and of an estoppel certificate providing Lender with current information on the status of the Lease (the “Estoppel”) are conditions precedent to Lender’s obligation to fund the Loan; and

WHEREAS, this Agreement shall have no force or effect unless and until: (a) it shall have been executed and delivered by Tenant, Landlord and Lender, (ii) the Loan shall have closed and funded and (iii) the Mortgage shall be a first lien priority mortgage as against the Demised Premises;

NOW, THEREFORE, in consideration of the foregoing and of the mutual and several covenants herein contained, the parties agree as follows:

1.
If, upon the closing of the Loan, the Lease would not by its terms be subordinate to the lien of Lender on the Demised Premises, Tenant so subordinates the Lease; provided, that for so long as there shall be no uncured Event of Default by Tenant under the Lease by which Landlord shall have a right to terminate the Lease under its terms: (a) the Term of the Lease shall not be terminated (prior to the expiration thereof); and (b) Lender shall not name Tenant in any action to foreclose the Mortgage or otherwise disturb Tenant’s quiet enjoyment and use, occupancy and possession of the Demised Premises.

2.	Tenant consents to Landlord’s assignment of the Lease to Lender in support of the Loan.

3.
If Landlord defaults under the Lease and fails to cure its default within the cure period provided under the Lease, and such failure or default of Landlord shall give Tenant a right to terminate the Lease under its terms, then, Tenant will notify Lender of Landlord’s default and afford Lender a reasonable opportunity to cure Landlord’s default before terminating the Lease, provided that Lender shall commence the cure of such default within a reasonable time and diligently prosecute the cure thereof.  The period for such reasonable opportunity afforded to Lender need not exceed the period under the Lease afforded to Landlord to cure such default plus an additional period of thirty (30) days.

4.
If Lender forecloses the Loan or acquires title to the Demised Premises by deed in lieu of foreclosure, the following terms and conditions will govern the respective rights and obligations of Tenant and either Lender or the new owner of the Demised Premises who acquired title thereto through Lender’s’ rights under the Mortgage (in either case, the “New Owner”):

(a)
Unless there shall be an uncured Event of Default by Tenant under the Lease by which Landlord or the New Owner shall have the right to terminate the Lease under its terms: (i) the Term of the Lease shall not be terminated (prior to the expiration thereof); and (ii) the New Owner shall not name Tenant in any action to foreclose the Mortgage or otherwise disturb Tenant’s quiet enjoyment and use, occupancy and possession of  the Demised Premises.

(b)	The New Owner shall not be bound by any purchase option contained in the Lease except as disclosed in the Estoppel.

(c)
The New Owner shall not assume any of Landlord’s liabilities to Tenant under indemnification or hold harmless agreements in the Lease or in respect of damages caused by any Landlord default, act or omission, to the extent that such liabilities arise from any Landlord default, act or omission occurring prior to the date New Owner acquires title to the Demised Premises, except with respect to: (i) those disclosed in the Estoppel, (ii) uncured or continuing defaults, acts or omissions, and (iii) obligations for the maintenance, repair, replacement or reconstruction of the Demised Premises or other portions of the Building or Lot (each as defined in the Lease)  under the Lease.

(d)	Following its acquisition of title, the New Owner’s liability (as the New Owner) to Tenant shall be limited to the extent provided in Section 13.05 of the Lease.

(e)
Subject to the other terms of this Agreement, Tenant will, upon notice of the transfer, attorn to the New Owner and shall recognize the New Owner as the Landlord under the Lease from the time of transfer of the Demised Premises forward, and the Lease shall remain in force as a direct Lease between the New Owner and Tenant.

(f)	The New Owner will not be bound by any material modification of the Lease made without Lender’s consent, except as disclosed in the Estoppel.

(g)
The New Owner will not be bound by any rent paid more than one full and ine partial month in advance unless it actually receives it, or unless Lender has consented to the advance payment in writing, except as disclosed in the Estoppel.

(h)	In respect of security or other lease deposits, the New Owner shall be bound under the terms of the Lease or as otherwise disclosed in the Estoppel.

(i)
The New Owner will be bound by offset rights under the Lease that have arisen through Tenant’s exercise of its rights to cure Landlord defaults, but only if Tenant has performed its obligations under Section 3 of this Agreement and the default has remained uncured, except with respect to: (i) those disclosed in the Estoppel, (ii) uncured or continuing defaults, acts or omissions, and (iii) obligations for the maintenance, repair, replacement or reconstruction of the Demised Premises or other portions of the Building or Lot (each as defined in the Lease) under the Lease.

(j)
Notices of default or termination and all other notices to Tenant shall be given in accordance with the Lease.  Notwithstanding anything herein to the contrary, Tenant shall have all periods of grace, notice and opportunity to cure afforded to Tenant under the Lease with respect to any default, or alleged default, by Tenant thereunder, or hereunder.

5.	No Modification. No modification of this Agreement shall be valid unless in writing and executed by the party against whom enforcement is sought.

6.
Notices. Any notice under this Agreement may be delivered by hand or sent by commercial delivery service or United States Postal Service express mail, in either case for overnight delivery with proof of receipt, or sent by certified mail, return receipt requested, to Tenant or Landlord, at their respective addresses for notice set forth in the Lease, or to Lender at the following address:

Director, Mortgage Loan Servicing

AEGON USA Realty Advisors, Inc.

4333 Edgewood Road NE

Cedar Rapids, Iowa 52499-5443

The notice shall be deemed to have been given on the date it was actually received.

7.	Estoppel Certificate. Tenant shall, within ten (10) days of its receipt of written request from Lender, deliver to Lender an estoppel certificate in the form required under the Lease.

8.	Successors and Assigns. This Agreement shall be binding on, and shall inure to the benefit of, the parties’ respective successors and assigns.

9.
Counterparts. This Agreement may be executed and delivered by facsimile and in counterparts for the convenience of the parties.  Promptly following the closing of the Loan and the full execution and delivery hereof by all parties hereto, Lender shall deliver to Tenant a copy of the Agreement, fully-executed by all parties hereto.

10.	Landlord Consent. Landlord hereby consents hereto and acknowledges and confirms that the statements set forth in the Background Section hereof are true correct and complete in all material respects.

11.
Merger. This Agreement represents the entire, final agreement between the parties relating to its subject matter, supersedes all prior agreements and understandings, written or oral, and may not be contradicted by evidence of prior or contemporaneous, oral agreements of the parties.  Any amendment hereto shall be in writing and executed by the party against whom enforcement is sought.

[THIS SPACE INTENTIONALLY LEFT BLANK – SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

Lender:	________________________________________
Name:	________________________________________
Title:	________________________________________
Date:	________________________________________

Landlord:	________________________________________
Name:	________________________________________
Title:	________________________________________
Date:	________________________________________

Tenant:	________________________________________
Name:	________________________________________
Title:	________________________________________
Date:	________________________________________
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